FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM
ANNUAL INFORMATION - IAN - December 31, 2002                       CORPORATE LAW


01.01 - IDENTIFICATION

------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

03.01- EVENTS RELATED TO CAPITAL DISTRIBUTION

1- Record   2- Date   3- Individuals and     4-               5- Shareholders        6- Voting Preferred shares
Event       of the    corporations           Institutional    Agreement
E/OGM       Event                            Investors
            04/22/2003             8,791              237          YES                                         NO

7- Voting Preferred Shares

8- Date of last shareholders agreement
10/25/1994

03.02- POSITION OF SHAREHOLDERS WITH MORE THAN 5% OF VOTING SHARES

1- Item   2- Company Name                        3- Company Taxpayers' Register              4 Nationality.           5.State
6-        7- % 8-          9- %   10- Total of   11- %                     12- Comp social   13- Interest in          14. Controller
Common         Preferred          Shares                                   capital           Shareholders Agreement
shares         Shares             (thousand)
(thousand) (thousand)

    01     PREVI-CAIXA DE PREV FUN DO BCO DO BRASIL                          33.754.482-0001/24  BRAZILIAN                     RJ
 2,865,318  18.52 3,972,428   13.61                 6,837,746          15.31                                 YES               YES

    02     FUND. PETROBRAS SEG. SOCIAL - PETROS                              34.053.942-0001/50  BRAZILIAN                     RJ
 2,255,562  14.58 1,905,261    6.53                 4,160,823           9.32                                 YES               YES

    03     FUND. TELEBRAS SEG. SOCIAL - SISTEL                               00.493.916-0001/20  BRAZILIAN                     DF
 2,766,917  17.88  144,889     0.50                 2,911,806           6.52                                 YES               YES

    04     FUND. ASSIST. PREV. SOCIAL DO BNDES                               00.397.695-0002/78  BRAZILIAN                     RJ
 1,908,201  12.33 2,541,461    8.71                 4,449,662           9.97                                 YES               YES

    05     WEG S.A.                                                          80.709.215-0001/15  BRAZILIAN                     SC
 1,566,862  10.13 1,768,172    6.06                 3,335,034           7.47                                 NO                YES

    06     REAL GRANDEZA FUND. DE PREVIDENCIA                                34.269.803-0001/68  BRAZILIAN                     RJ
 1,579,469  10.21        0    0.00                  1,579,469           3.54                                 YES               YES



01.01 - IDENTIFICATION

------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

03.01- EVENTS RELATED TO CAPITAL DISTRIBUTION

1- Record 2- Date of the      3- Individuals and     4- Institutional Investors 5- Shareholders         6-  Voting Preferred
Event        Event            corporations                                         Agreement                shares
E/OGM        04/23/2002       8,473                     282                        YES                      NO

7- Voting Preferred Shares

8- Date of last shareholders agreement
10/25/1994

03.02- POSITION OF SHAREHOLDERS WITH MORE THAN 5% OF VOTING SHARES

1- Item   2- Company Name                                                3-  Company Taxpayers'    4 Nationality.        5.State
                                                                         Register
6- Common 7- %      8-           9- %    10- Total   11- %  12-  Comp social  13- Interest in      14. Controller
shares              Preferred            of   Shares        capital           Shareholders Agreement
(thousand)          Shares               (thousand)
                    (thousand)

   07     VALIA - FUND. VALE DO RIO DOCE                    42.271.429-0001/63              BRAZILIAN                           RJ
    303,609    1.96    1,544,786    5.29   1,848,395   4.14                             YES                         YES

   08     BRADESCO VIDA E PREVIDENCIA S.A.                  51.990.695-0001/37              BRAZILIAN                           SP
  1,156,411    7.47      285,720    0.98   1,442,131   3.23                             NO                          NO

   09     PREVI - BANERJ                                    34.054.320-0001/46              BRAZILIAN               RJ
    514,805    3.33      151,060    0.52     665,865   1.49                             YES                         YES

   10     TELOS - FUND. EMBRATEL SEG. SOCIAL                42.465.310-0001/21                      BRAZILIAN                   RJ
    165,537    1.07      510,120    1.75     675,657   1.51                             YES                         YES

   97     TREASURY STOCKS
      7,900    0.05      135,595    0.46     143,495   0.32

   98     OTHERS
    381,366    2.47   16,220,935   55.59  16,622,301  37.18

   99     TOTAL
 15,471,957  100.00   29,180,427  100.00  44,652,384 100.00

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------------
04.01- SOCIAL CAPITAL COMPOSITION

1.- Date of Last Change: 04/23/2002


2- Item  3- Types of Shares  4-  Nominative  5- Par value 6- Qty. Shares 7- Subscribed    8- Paid-in
                             or Registered   (Reais)       (thousand)     (thousand Reais) (thousand Reais)
   01    Common              Nominative                        15,471,957          169,784           169,784
   02    Preferred           Nominative                        29,180,427          320,216           320,216
   03    Preferred Class A                                              0                0                 0
   04    Preferred Class B                                              0                0                 0
   05    Preferred Class C                                              0                0                 0
   06    Preferred Class D                                              0                0                 0
   07    Preferred Class E                                              0                0                 0
   08    Preferred Class F                                              0                0                 0
   09    Preferred Class G                                              0                0                 0
   10    Preferred Class H                                              0                0                 0
   11    Pref. other classes                                            0                0                 0
   99    TOTAL                                                 44,652,384          490,000           490,000

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------------
04.02- SUBSCRIBED CAPITAL STOCK AND CHANGES IN THE LAST THREE YEARS

1-     2- Date of    3- Capital   4- Amount     5- Source of  6- Qty. of issued     7-  Share  price at the
Item   Change        Stock Value Changed        Change         shares               issuance
                     (Thousand   (Thousand                     (Thousand)           (Reais)
                     Reais)      Reais)
  01    06/27/1997       415,433        415,424 Company Merger          223,251,081             0.000000000
  02    06/20/2000       415,433              0 Reverse  Stock                    0             0.000000000
                                                Split - 5000/1
  03    04/23/2002       490,000         74,567 Reserves                          0             0.000000000
                                                Merger

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

------------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------------

04.04- AUTHORIZED CAPITAL STOCK

1- Quantity            2- Value               3- Authorization Date
      (Thousand)          (Thousand Reais)
             60,000,000                      0      06/20/2000

04.05- COMPOSITION OF AUTHORIZED CAPITAL

1- Item  2- Type                   3- Class                    4- Quantity of Authorized Shares for Issuance
                                                                                  (UNITS)
   01    Common                                                                                   20,040,000
   02    Preferred                                                                                39,960,000

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------------
05.01 - TREASURY SHARES

1- ITEM    2- TYPE OF     3-      4- DATE OF  5- PURCHASE    6-         7- AMOUNT   8-          9- AMOUNT
           SHARES         CLASS   MEETING     TIME           QUANTITY   TO BE       QUANTITY    ALREADY
                                                             TO BE      SPENT       ALREADY     SPENT
                                                             PURCHASED  (Thousand   PURCHASED   (Thousand
                                                             (units)    Reais)      (units)     Reais)
  01       COMMON                 02/24/1999  3 MONTHS            7,900           0       7,900          38
  02       PREFERRED              02/24/1999  3 MONTHS          135,595           0     135,595         779


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

06.01 - PAID DIVIDENDS DURING THE LAST THREE YEARS

1- Item 2-       3-       4- Date of 5- Ending of   6-  Net  profit   7-  Earning 8-  Type of   9-  Class   10-  Amount   11- Date
        Earnings Approval payment    fiscal year    or  loss in the per share      shares       of shares   of Earnings   of initial
                 of       approval                  period                                                  (thousand     payment
                 payment                            (thousand                                               reais)
                 Event                              reais)
   01   Interest Board     06/23/1999  12/31/1999            47,162   0,0000338400     Common                     7,531   08/31/1999
        on       Meeting
        Capital
   02   Interest Board     06/23/1999  12/31/1999            47,162   0,0000338400   Preferred                    7,531   08/31/1999
        on       Meeting
        Capital
   03   Interest Board     12/22/1999  12/31/1999            47,162   0,0000250620     Common                     5,578   02/29/2000
        on       Meeting
        Capital
   04   Interest Board     12/22/1999  12/31/1999            47,162   0,0000250620   Preferred                    5,578   02/29/2000
        on       Meeting
        Capital
   05   Interest Board     02/23/2000  12/31/2000            45,389   0,0000028830     Common                       642   02/29/2000
        on       Meeting
        Capital
   06   Interest Board     02/23/2000  12/31/2000            45,389   0,0000028830   Preferred                      642   02/29/2000
        on       Meeting
        Capital
   07   Interest Board     07/05/2000  06/30/2000            11,252   0,0752700000     Common                     3,350   08/28/2000
        on       Meeting
        Capital
   08   Interest Board     07/05/2000  06/30/2000            11,252   0,0752700000   Preferred                    3,350   08/28/2000
        on       Meeting
        Capital
   09   Interest Board     12/06/2000  12/31/2000            45,389   0,2280400000     Common                    10,150   02/28/2001
        on       Meeting
        Capital
   10   Interest Board     12/06/2000  12/31/2000            45,389   0,2280400000   Preferred                   10,150   02/28/2001
        on       Meeting
        Capital
   11   Interest Board     06/08/2001  06/30/2001            53,114   0,3033100000     Common                    13,500   08/31/2001
        on       Meeting
        Capital
   12   Interest Board     06/08/2001  06/30/2001            53,114   0,3033100000   Preferred                   13,500   08/31/2001
        on       Meeting
        Capital
   13   Interest Board     09/03/2001  12/31/2001           168,247   0,2961200000     Common                    13,180   02/28/2002
        on       Meeting
        Capital
   14   Interest Board     09/03/2001  12/31/2001           168,247   0,2961200000   Preferred                   13,180   02/28/2002
        on       Meeting
        Capital
   15   Interest Board     12/05/2001  12/31/2001           168,247   0,4790050000     Common                    21,320   02/28/2002
        on       Meeting
        Capital
   16   Interest Board     12/05/2001  12/31/2001           168,247   0,4790050000   Preferred                   21,320   02/28/2002
        on       Meeting
        Capital
   17   DividendsBoard     02/08/2002  12/31/2001           168,247   0,0555830000     Common                     2,474   02/28/2002
                 Meeting
   18   DividendsBoard     02/08/2002  12/31/2001           168,247   0,0555830000   Preferred                    2,474   02/28/2002
                 Meeting
   19   Interest Board     03/22/2002  06/30/2002             8,232   0,1213200000     Common                     5,400   08/30/2002
        on       Meeting
        Capital

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

06.01 - PAID DIVIDENDS DURING THE LAST THREE YEARS

   20   Interest Board     03/22/2002  06/30/2002             8,232   0,1213200000   Preferred                    5,400   08/30/2002
        on       Meeting
        Capital

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

06.03 - STATUTORY APPROPRIATION OF CAPITAL STOCK
1-     2- Type    3-      4- %    5- %       6- %         7- %         8-             9- Previewed    10- Premium  11- Right
Item   of share   Class   Capital Fixed      minimum      accrued      Calculating    reimbursement                to vote
                  of      stock   dividend   dividend     dividend     basis          of capital
                  share           type       type         type
  01   Common               34.65       0.00        25.00         0.00 Based       on       NO             NO          YES
                                     profit
  02   Preferred            65.35       0.01        25.00         0.00 Based       on       YES            NO           NO
                                     profit

06.04 - STATUTORY CHANGE

1.    Date of last change in By-laws    2. Mandatory dividend (% on profit)
      04/23/2002                                                      25.00


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------
07.01- MANAGEMENT COMPENSATION AND PROFIT SHARING

1- Management Profit Sharing   2- Management Compensation     3- Periodicity
                                     (Thousand reais)
             YES                                      144           Monthly

07.02- INTEREST AND CONTRIBUTION IN THE LAST THREE YEARS

1. Final Date of last fiscal year:                12/31/2002
2. Final Date of penultimate fiscal year:         12/31/2001
3. Final Date of prior penultimate fiscal year:   12/31/2000


4- Item  5-  Descriptions of Interests   6- Value of last      7- Value of            8- Value of prior
         and Contributions               fiscal year           penultimate fiscal     penultimate fiscal
                                                               year                   year
                                           (Thousand reais)       (Thousand reais)      (Thousand reais)
   01    Debenture Hoders'                                   0                      0                     0
   02    Employees' Interests                              693                 10,838                     0
   03    Management Interests                                0                  2,810                   850
   04    Beneficiancy Parties'Interests                      0                      0                     0
   05    Assistance Fund Contributions                       0                      0                     0
   06    Pension Fund Contributions                          0                      0                     0
   07    Other Contributions                                 0                      0                     0
   08    Net Profit for the fiscal year                  8,232                168,247                45,389
   09    Net Loss for  the fiscal year                       0                      0                     0

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------
07.03 - INTERESTS IN SUBSIDIARIES AND/OR ASSOCIATED
1-     2-                 3- General Taxpayers'       4- NATURE OF    5- % Capital  6- % investor net equity
Item   Affiliate/Coligate Register                    SHARE CONTROL
       name
7- TYPE OF COMPANY          9- number of shares held on last quarter (Units)

   01     PerdigAo Agroindustrial S.A.                      86.547.619/0001-36 Private Subsidiary         100.00       97.54
Industrial, Commercial and Others
   02     PerdigAo overseas S.A.                                             - Private Subsidiary         100.00        2.04
Industrial, Commercial and Others
   03     PerdigAo EXPORT LTD.                                               - Private Subsidiary          100.0        0.01
Industrial, Commercial and Others
   04     PerdigAo uk ltd.                                                   - Private Subsidiary          100.0        0.08
Industrial, Commercial and Others
   05     PerdigAo holland b.v.                                              - Private Subsidiary          100.0        0.33
Industrial, Commercial and Others

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

09.01 - THE COMPANY IN BRIE

Perdigao S.A. Comercio e Industria was founded by the families Ponzoni and Brandalise, at first as limited liability company named "Ponzoni, Brandalise e Cia.", having as objective the commercial activity as a whole.

On 11/23/45, it changed its name to "Ponzoni, Brandalise S.A. Com. e Ind.". On 04/26/58, the company became "Perdigao S.A. Comercio e Industria".

With the business beginning in as from 1940, the Company started developing its industrial, farming and cattle raising and service activities. On 07/01/83, as a result of a legal and organizational restructuring process, it leased its subsidiaries and all its industrial and commercial facilities, from then on operating as Holding, having transferred such facilities to its subsidiaries.

On 02/13/86, subsequent to its capitalization program, as concerns the demobilization, the Company disposed its ownership in the subsidiary "Perdigao Couros S.A."

On 09/23/94, according to the Notice published in the newspapers, the shareholders ownership was sold to an investors group, representing 80.68% of the voting capital, 65.54% of the nonvoting capital and 70.66% of the whole capital.

On 09/29/95, Perdigao S.A. Comercio e Industria merged the shares of the minority shareholders of Perdigao Agroindustrial S.A. and Perdigao Alimentos S.A., which became wholly-owned subsidiaries of the holding company Perdigao S.
A. In consequence, Perdigao S.A. became the single publicly traded company of the Perdigao Companies with shares traded in Stock Exchange.

On 06/27/97, the shares owned by the shareholders of Perdigao S.A. Comercio e Industria were merged by Perdigao S.A., which became the holding, in the proportion of one share to each owned share of same class.

On the same date, Perdigao S.A. Comercio e Industria merged Perdigao Agroindustrial S.A. and Perdigao Avicola Rio Claro Ltda., changing its name to Perdigao Agroindustrial S.A., the present operating company.

On 10/20/2000 Perdigao was listed at New York Stock Exchanges - NYSE, with American Depositary Receipts - ADRs Level II.

On 06/20/2001 Perdigao obtained Level I of Corporate Governance in Bovespa - Sao Paulo Stock Exchanges.

On 12/17/2002 Perdigao approved the right of inclusion of the preferred shares in the Public Offering for the sale of controlling ownership, in order to assure to these shares the minimum price of eighty percent (80%) of the amount paid per share with voting rights that integrates the controlling block of shares.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

09.02 - OPERATING SECTOR CHARACTERISTICS

As a result of the policy outlined for the Company eight years ago that gives priority to sustained growth and added value, in 2002 we achieved an increase of 13.2% in the volume of meat sales, 14.1% in the frozen meat products sales and 31.4% in the pasta sales. This significant growth occurred in the domestic market (10.9%), as well as in the export market (16.4%).

Company gross sales exceeded R$ 3.3 billion, up 19.8% compared to the previous year, with export sales accounting for 41% of the net sales.

To achieve this performance Perdigao had to overcome the difficulties that affected the activities of the sector and of the Company, such as: the significant increase in the prices of commodities and secondary raw materials, mostly because of the exchange rate devaluation; increase in the meat supply worldwide; sanitary issues related to exports to the European Union and the prices practiced in the markets, which were lower than the increase in costs.

In addition to these factors, net income of R$ 8.2 million posted for the period, down 95% compared to the previous year, suffered the effects of exchange rate devaluation since a portion of the net debt is linked to exchange rate.

In spite of the above, the investments made in productivity gains, technological innovation and added value contributed to operating performance, measured by the EBITDA, one of the best annual results ever posted.

Equally important are the social programs and environment protection measures, which have been the object of constant concerns and improvements by the Company, in order to promote the development of the communities in which it operates, without losing sight of the mission of generating benefits and wealth for our investors.

Investments

The investments in the Agroindustrial Complex in Rio Verde, state of Goias, in the new product lines and in the improvement plan totaled R$ 100.6 million, 23.5% below the investments made in the previous year.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

09.02 - OPERATING SECTOR CHARACTERISTICS

Part of the funds in the amount of R$ 22.5 million was obtained from the BNDES (Brazilian Development Bank) and Banco do Brasil (FCO- Fundo Constitucional do Centro Oeste) and the remaining portion came from the Company's own resources.

OPERATING PERFORMANCE

PRODUCTION

Production and productivity goals were successfully achieved, with an increase of 14.7% in the total volume of meat production in the year and 2.0% in the last quarter.

PRODUCTION                                         4Q 2002     4Q 2001      % CH.       2002     2001     % CH.
----------                                         -------     -------      -----       ----     ----     -----
POULTRY SLAUGHTER (MILLION HEADS)                     93.9        93.2         0.7      392.4     358.6      9.4
HOG SLAUGHTER (THOUSAND HEADS)                       717.5       680.2         5.5    2,751.6   2,479.5     11.0
POULTRY MEALS (THOUSAND TONS)                        123.6       121.5         1.8      525.9     450.6     16.7
PORK/BEEF MEATS (THOUSAND TONS)                      105.2       102.9         2.2      410.0     365.7     12.1
OTHER PROCESSED PRODUCTS (THOUSAND TONS)               3.7         3.2        14.9       15.8      11.7     34.7
FEED AND PREMIX (THOUSAND TONS)                      584.7       561.1         4.2    2,423.3   2,096.8     15.6
ONE-DAY CHICKS (MILLION UNITS)                       102.8        96.6         6.4      404.9     376.7      7.5
SOYBEAN CRUSHING (THOUSAND TONS)                     114.4       139.3       (17.9)     511.5     522.5     (2.1)
REFINED OIL (THOUSAND TONS)                           15.9        23.5       (32.3)      82.3      85.0     (3.2)
DEGUMMED OIL (THOUSAND TONS)                          20.4        25.7       (20.6)      93.8      96.3     (2.6)

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

09.02 - OPERATING SECTOR CHARACTERISTICS

DOMESTIC MARKET

Revenues in this market were up 21.7% in the year and up 21.2% in the fourth quarter, due to the increase of the sales volume of elaborated and processed meat and pasta products.

In order to reduce the impact of production costs that were over 10%, prices were adjusted around 8%, which was lower than the IPCA (Extended Consumer Price Index) that was 12.5%; we also have to consider the improvement in the product mix obtained through the launching of more than 40 products in the year.

DOMESTIC MARKET                           TONS (THOUSAND)                          SALES (R$ MILLION)
                               4Q 2002      4Q 2001         % CH.         4Q 2002       4Q 2001         % CH.
.. IN-NATURA                        15.2       17.3          (12.6)            45.1         46.1           (2.1)
  . POULTRY                        10.9       13.6          (19.6)            35.6         37.5           (4.9)
  . PORK/BEEF                       4.2        3.7           12.8              9.5          8.6            9.9
..ELABORATED/PROCESSED             130.7      120.1            8.8            504.2        412.6           22.2
TOTAL MEATS                       145.9      137.5            6.1            549.3        458.7           19.7
  .SOYBEAN                         32.9       55.7          (40.9)            56.7         52.0            9.1
  .OTHER PROCESSED                  4.7        4.4            7.7             31.8         24.4           30.2
  .OTHERS                           -          -              -               35.5         20.6           72.3
TOTAL                             183.5      197.5           (7.1)           673.3        555.7           21.2

  .TOTAL ELABOR./PROCESSED        135.4      124.5            8.8            536.0        437.0           22.6


                                 2002        2001           % CH.          2002           2001          % CH.
.. IN-NATURA                        77.9       77.7            0.3            196.8        188.3            4.5
  . POULTRY                        60.1       60.2           (0.2)           156.8        147.6            6.2
  . PORK/BEEF                      17.8       17.5            1.9             40.0         40.7           (1.8)
..ELABORATED/PROCESSED             432.4      382.6           13.0          1,497.3      1,226.0           22.1
TOTAL MEATS                       510.4      460.3           10.9          1,694.1      1,414.3           19.8
  .SOYBEAN                        185.7      222.6          (16.6)           212.1        179.1           18.4
  .OTHER PROCESSED                 20.6       18.5           11.3            127.5         98.9           28.9
  .OTHERS                           -          -              -              102.0         62.3           63.8
TOTAL                             716.7      701.4            2.2          2,135.8          1.754.6       21.7

  .TOTAL ELABOR./PROCESSED        453.0      401.1           13.0          1,624.9      1,324.9           22.6

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

09.02 - OPERATING SECTOR CHARACTERISTICS

MARKET SHARE

The Company's continuous concern in meeting market needs and expectations resulted in the launching of new lines and new products. The especial highlight was the Apreciatta line that now adds delicious pies and sweet pizzas, as well as the salted pastries flakes line. Other lines were expanded such as: Toque de Sabor, Chester, Light & Elegant, Breaded products, ready-to-eat meals, Turma da Monica, Evidence and Borella providing consumers with a great variety of processed meats and frozen pasta and pizzas.

                                [GRAPHIC OMITTED

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

09.02 - OPERATING SECTOR CHARACTERISTICS

EXPORT MARKET

Contrary to the increase in demand occurred in 2001, due to the effects of BSE ("mad cow disease") and the foot-and-mouth disease in Europe, dollar prices in the foreign markets had a decrease of 20%, in 2002, due to the high worldwide meat supply and the lower demand for poultry meats.


EXPORTS                                   TONS (THOUSAND)                          SALES (R$ MILLION)
                               4Q 2002      4Q 2001         % CH.         4Q 2002       4Q 2001         % CH.
.. IN-NATURA                        92.7       86.1            7.6            279.4        243.7           14.6
  . POULTRY                        76.2       68.4           11.5            222.5        183.0           21.6
  . PORK/BEEF                      16.4       17.8           (7.4)            56.9         60.7           (6.3)
..ELABORATED/PROCESSED              11.2       15.7          (28.6)            94.4         77.0           22.7
TOTAL MEATS                       103.9      101.9            2.0            373.9        320.7           16.6
TOTAL                             104.1      101.9            2.2            374.6        320.8           16.8

  .TOTAL ELABOR./PROCESSED         11.3       15.7          (28.3)            94.8         77.0           23.1


                                 2002        2001           % CH.          2002           2001          % CH.
.. IN-NATURA                       345.3      280.7           23.0            910.7        746.9           21.9
  . POULTRY                       284.9      233.1           22.2            717.9        582.2           23.3
  . PORK/BEEF                      60.4       47.6           26.8          192.9           164.7          17.1
..ELABORATED/PROCESSED              49.3       58.1          (15.2)           294.1        287.6            2.2
TOTAL MEATS                       394.6      338.9           16.4          1,204.9      1,034.6           16.5
TOTAL                             394.9      339.0           16.5          1,205.9      1,037.8           16.5

  .TOTAL ELABOR./PROCESSED         49.4       58.1          (15.1)           294.8        287.7            2.4


Sanitary issues related to exports to the European Union, with modification of the products analyses criteria, and the changes in the rules regarding imports of salted products, led to a decrease in sales and an increase in the expenses related to logistics and warehousing of the products destined to Europe.

These changes led the Company to improve its process regarding the control and traceability of animals, implementing one of the fastest and most effective system available in the market, which allows total control throughout all phases of the productive process.

Perdigao recalled and destroyed lots of chicken in which the analyses carried out in Europe showed the presence of nitrofuran. The Company reiterates that it does not utilize any medicament containing nitrofuran for any purpose or market since April 18, 2002, in advance of the ban imposed by the Brazilian government.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

09.02 - OPERATING SECTOR CHARACTERISTICS

     EXPORTS BY REGION - 2002           EXPORTS BY REGION - 2001

     [GRAPHIC OMITTED]                  [GRAPHIC OMITTED]

On October 28, 2002 Perdigao acquired the shares held by Sadia S.A. in the capital of BRF Trading S.A., whereupon this became BFF Trading S.A. (Brazilian Fine Foods), a wholly owned subsidiary of Perdigao.

During the year 2003, the Company hopes to further consolidate its current markets and improve its performance in new markets, especially Canada and China.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

09.03 - BUSINESS SEASONALITY

RAW MATERIAL

POULTRY/PORK

No seasonality

SOYBEAN

Seasonal. However, the company tries to keep regulatory stocks, usually provided by traditional suppliers. Shortage of grains occurs between September and February of each year.

CORN

Seasonality similar to the soybean. The harvest, ranging from March to September (including the half season) is characterized by good amount of supply. From October to February, the grain availability decreases, meaning the off season.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------


10.01- SERVICES AND PRODUCTS RENDERED

1- Item   2- Main products and/or services                              3- % Net Income
   01     Processed pork - domestic market                                        28.10
   02     Processed pork cuts - domestic market                                    1.20
   03     Processed pork cuts - foreign market                                     6.60
   04     Elaborated/processed poultry - domestic market                          11.80
   05     Poultry cuts - domestic market                                           4.20
   06     Whole poultry - domestic market                                          0.50
   07     Elaborated/Processed Poultry - foreign market                            9.90
   08     Poultry cuts - foreign market                                           14.30
   09     Whole poultry - foreign market                                          10.30
   10     Soybean / others                                                         9.80
   11     Other processed  (owned + third parties)                                 3.30

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

10.02- RAW MATERIALS AND SUPPLIERS

1- Item      2- Raw material                           3-  Imports          4- Imports Value 5- Available   6- Available
                                                                            (Thousand reais) in Domestic    in Foreign
                                                                                             Market         Market
7- Supplier's name                                     8- Type of supplier                   9- % of  supply  over  total
                                                                                             company purchases

     01      Corn/Soybean                                       NO                         0      YES            YES
COAMO COOP AGROPEC MOURAOENSE LTDA                     Not associated                                                6.25

     02      Corn/Soybean                                       NO                         0      YES            YES
COOP.AGROPECUARIA BATAVO LTDA                          Not associated                                                3.32

     03      Corn/Soybean                                       NO                         0      YES            YES
COOPERVALE - COOP AGRIC M. VALE DO PIQUIRI             Not associated                                                2.58

     04      Corn/Soybean                                       NO                         0      YES            YES
COOPERCAMPOS - COOP REG AG CAMPOS NOVOS                Not associated                                                2.21

     05      Corn/Soybean                                       NO                         0      YES            YES
BUNGE ALIMENTOS SA                                     Not associated                                                2.09

     06      Corn/Soybean                                       NO                         0      YES            YES
COM E IND BRASILEIRAS COINBRA S/A                      Not associated                                                1.88

     07      Corn/Soybean                                       NO                         0      YES            YES
COOP AGRIC MISTA MARAUENSE LTDA                        Not associated                                                1.65

     08      Corn/Soybean                                       NO                         0      YES            YES
COOP AGROPECUARIA CASTROLANDA LTDA                     Not associated                                                1.64

     09      Corn/Soybean                                       NO                         0      YES            YES
COOP. MISTA PROD. RURAIS SUDOESTE GOIANO               Not associated                                                1.48

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

10.02- RAW MATERIALS AND SUPPLIERS

1- Item  2- Raw material     3- Imports         4-  Imports  5- Available in  6- Available in Foreign Market
                                                Value        Domestic Market
                                                (Thousand
                                                reais)
7- Supplier's name           8- Type of supplier             9- % of supply over total company purchases

     10      Corn/Soybean                               NO                               0  YES          YES
COOP AGROP CAMPONOVENSE LTDA               Not associated                                                       1.41

     11      Corn/Soybean                               NO                               0  YES          YES
COOP AGROP SUDOESTE LTDA                   Not associated                                                       1.38

     12      Corn/Soybean                               NO                               0  YES          YES
ADM EXPORTADORA E IMPORTADORA SA           Not associated                                                       1.34

     13      Corn/Soybean                               NO                               0  YES          YES
I RIEDI & CIA LTDA                         Not associated                                                       1.25

     14      Corn/Soybean                               NO                               0  YES          YES
CARAMURU ALIMENTOS LTDA                    Not associated                                                       1.20

     15      Corn/Soybean                               NO                               0  YES          YES
COOP CAFEIC AGROPEC DE MARINGA LTDA        Not associated                                                       1.16

     16      Corn/Soybean                               NO                               0  YES          YES
COOP AGRARIA MISTA ENTRE RIOS LTDA         Not associated                                                       1.14

     17      Corn/Soybean                               NO                               0  YES          YES
COOP TRITICOLA SARANDI LTDA                Not associated                                                       1.08

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

10.02- RAW MATERIALS AND SUPPLIERS

1- Item    2- Raw material                  3- Imports            4- Imports Value  5- Available  in      6- Available in
                                                                  (Thousand reais)  Domestic Market       Foreign Market
7- Supplier's name                          8- Type of supplier                     9- % of supply over total company purchases

    18     Corn/Soybean                              NO                          0          YES                    YES
COOPERMIMBRA  - COOP MISTA  AGROP DO BRASIL Not associated                                                                  1.01
LTDA

    19     Corn/Soybean                              NO                          0          YES                    YES
COOP TRIT DE GETULIO VARGAS LTDA            Not associated                                                                  1.01

    20     Corn/Soybean                              NO                          0          YES                    YES
COOP TRIT MISTA ALTO JACUI LTDA             Not associated                                                                  1.00

    21     Corn/Soybean                              NO                          0          YES                    YES
COOP AGROINDUSTRIAL LAR LTDA                Not associated                                                                  0.98

    22     Corn/Soybean                              NO                          0          YES                    YES
COOP AGROP CASCAVEL LTDA                    Not associated                                                                  0.88

    23     Corn/Soybean                              NO                          0          YES                    YES
COOP TRITICOLA PANAMBI LTDA                 Not associated                                                                  0.85

    24     Corn/Soybean                              NO                          0          YES                    YES
COOP AGR PROD INTEG DO PARANA LTDA          Not associated                                                                  0.82

    25     Corn/Soybean                              NO                          0          YES                    YES
COOP DOS CAFEICULTORES DE MANDAGUARI        Not associated                                                                  0.71

    26     Corn/Soybean                              NO                          0          YES                    YES
COOP AGROP CASCAVEL LTDA                    Not associated                                                                  0.70

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

10.02- RAW MATERIALS AND SUPPLIERS

1- Item    2- Raw material              3-  Imports           4- Imports Value   5-    Available    in 6-   Available   in   Foreign
                                                              (Thousand reais)   Domestic Market       Market
7- Supplier's name                      8- Type of supplier                      9- % of supply over total company purchases

    27     Corn/Soybean                              NO                          0          YES                    YES
COOP AGROPEC ROLANDIA LTDA                  Not associated                                                                  0.68

    28     Corn/Soybean                              NO                          0          YES                    YES
CEREAL COM EXPORT REP AGROP LTDA            Not associated                                                                  0.60

    29     Corn/Soybean                              NO                          0          YES                    YES
MARASCA COMERCIO CER. LTDA                  Not associated                                                                  0.55

    30     Corn/Soybean                              NO                          0          YES                    YES
AGRICOLA HORIZONTE LTDA                     Not associated                                                                  0.49

    31     Corn/Soybean                              NO                          0          YES                    YES
OTHERS                                      Not associated                                                                 51.71

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------


10.03- MAIN CUSTOMERS BY SERVICES AND/ OR PRODUCTS

1- ITEM   2- ITEM  3- NAME OF PRODUCT / NAME OF CLIENT         4- % OF CUSTOMER IN NET SALES
   000             POULTRY, PORK, PROCESSED AND FROZEN MEATS
   000      001    CIA BRASILEIRA DE DISTRIBUICAO                                         0.00
   000      002    MAKRO ATACADISTA S.A                                                   0.00
   000      003    CARREFOUR COM E IND LTDA                                               0.00
   000      004    CASAS GUANABARA COMEST LTDA                                            0.00
   000      005    BOMPRECO S.A. SUPERMERCADOS DO NORDEST                                 0.00
   000      006    SENDAS S.A                                                             0.00
   000      007    ATACADAO DIST COM E IND LTDA                                           0.00
   000      008    SONAE DISTRIBUICAO BRASIL LTDA                                         0.00
   000      009    SUPERMERC MUNDIAL LTDA                                                 0.00
   000      010    WAL MART BRASIL LTDA                                                   0.00
   000      011    BERGAMASCHI & CIA LTDA                                                 0.00
   000      012    CIA ZAFFARI COM IND                                                    0.00
   000      013    ASSAI COML IMP LTDA                                                    0.00
   000      014    SUPERMERC CONDOR LTDA                                                  0.00
   000      015    CEMA - CENTRAL MINEIRA ATACADIST                                       0.00
   000      016    A.ANGELONI CIA LTDA                                                    0.00
   000      017    SUPERMERCADOS DB LTDA                                                  0.00
   000      018    SUPERM ZONA SUL                                                        0.00
   000      019    MONTE CATINI LOGISTICA LTDA                                            0.00
   000      020    IRMAOS BRETAS FILHOS E CIA LTD                                         0.00
   100             POULTRY, PORK, ELABORATED AND PROCESSED
   100      101    ABDULFAH ALMUNAGEM SONS CO. - Saudi Arabia                             0.00
   100      102    WILLIAM FOOD COMPANY LIMITED                                           0.00
   100      103    UNIVERSAL MEATS (UK) LTD.                                              0.00
   100      104    AL SHANINI COLD STORE                                                  0.00
   100      105    GLOBAL GROUP SPALDING                                                  0.00

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                             CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION
------------------------------------------------------------------------------------------------------
1- CVM Code                          2- Company Name                    3- General Taxpayers' Register
01629-2                              PERDIGAO S.A.                      01.838.723/0001-27
------------------------------------------------------------------------------------------------------

10.04 - ORDERS IN THE LAST THREE FISCAL YEARS

1- ITEM 2-  ORDERS           3- VALUE/AMOUNT OF THE     3- VALUE/AMOUNT  OF THE  ORDERS  3-  VALUE/AMOUNT OF THE ORDERS IN THE
        DESCRIPTION          ORDERS IN THE LAST FISCAL  IN THE PENULTIMATE FISCAL YEAR   ANTEPENULTIMATE FISCAL YEAR
                             YEAR                               (THOUSAND REAIS)                       (THOUSAND REAIS)
                                  (THOUSAND REAIS)
  99    TOTAL                                         0                                0                                     0

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

11.01 - PRODUCTIVE PROCESS

POULTRY SECTOR

The productive process of this sector has the following basic flowchart:

One day old chicks, from the company's hatcheries, are put in birdhouses of the producers (outgrowers). The Company provides them with all necessary inputs for the raising of the poultry lots, ranging from feed, medicines and technical aid to transport. Once the lot is ready for slaughter, within 40 days on average, it is taken to the cold storage through a specific transportation system. The poultry is, then, conducted from the table of the cold storage to the slaughter system, which is composed by: hanging, dazing, bleeding, scalding, plucking of the feathers, removal of the bowels, inspection by the agents of the Ministry of Agriculture, the carcasses being cooled and the giblets packed.

After cooling, the carcasses are classified and sent uncut to the packaging as carcasses to be cut or industrialized.

The poultry sent uncut to the packaging is classified by weight, labeled, according to its destination, frozen and made available for shipping.

The carcasses are anatomically cut into pieces and their bones taken out. Then they are classified by weight and packed according to their destination, frozen and made available for shipping.

Furthermore, the company has specialty meats frozen products (breaded, stuffed, ready-to-eat dishes, etc.)

PORK SECTOR

The animals are received in suitable facilities, being weighed and tattooed for identification of the producer. They are kept in the pigsty for 9 hours at most, being fed by hydric diet. Afterwards, the animals are conducted to the slaughter system according to the following flowchart: dazing, bleeding, scalding, removal of the bowels and inspection by the agents of the Ministry of Agriculture. Subsequent to the slaughter, the carcasses already cleaned and prepared for processing are cooled until they can be cut into pieces. Following the cut, the pieces are classified as raw material or final product, being directed to the processing sector as raw material or packaged in natura for trade.

The raw material (meat) for industrialization is classified according to its next utilization.

During the industrialization process, previous classified meat is ground, seasoned, stuffed, cooked and/or smoke-cured, packaged and made available for shipping.

There are strict technical criteria for each raw material. Those criteria must be followed to guarantee the technical specifications of each final product.

ANIMAL FEED SECTOR

To produce balanced animal feed it is necessary to mix predetermined macroelements, microelements, vitamins and minerals. The microelements are: limestone, oyster flour, phosphate and others. The macroelements are: previously prepared and ground corn, ground soybean meal, wheat grains and animal flour. Such raw materials are analyzed to assure that they have first-rate standards so that the mixtures they integrate assure the best performance and results of the carcasses, considering animals of different ages and needs.

AVERAGE USEFUL LIFE OF EQUIPMENT, TECHNOLOGY, INSURANCE AND RISKS.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

Due to its features, the equipment is subject to continuous preventive maintenance. Such process, implemented through often replacement of the parts and equipment and continuous fixing, assures long useful life of the equipment employed in the slaughter of poultry and pork. The depreciation is calculated in accordance with lawful procedures, though, as the process is continuous, it is difficult to ascertain the percentage already depreciated.

All the industrial complex and inventories are insured.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002


11.01 - PRODUCTIVE PROCESS

The technology is both national and imported and already mostly defined.

The activities, except in case of large damage, do not risk stoppages. On the other hand, the company has strict safety rules.

The preventive maintenance is usually conducted on Sundays, holidays and breaks between turns.

The Company's investment program in equipment of state of the art technology allows increased productivity and production.



PRODUCTION CAPACITY

                                                  2000          2001        2002       2003(*)
PORK/BEEF
    Slaughter (thousand heads/week)                44           50          57           64
    Meats (thousand tons/year)                    306          350         400          450

POULTRY
    Slaughter (thousand heads/week)             6,540        7,119       8,200        9,000
    Meats (thousand tons/year)                    409          440         520          570

Total meats (thousand tons/year)                  715          790         920        1,020
(*) Estimated

11.02 - TRADE PROCESS, DISTRIBUTION, MARKETS AND EXPORTS

TRADE

Its subsidiaries trade their products in the domestic market to 63,000 customers through 20 owned distribution centers and 10 outsourced distributors. Direct sales overseas through distributors reach 350 foreign customers in more than 70 countries.

DISTRIBUTION

DOMESTIC MARKET                              FOREIGN MARKET (in revenues)
Supermarket                      64.9%       Far East                      25%
Small stores                     17.0%       Middle East                   20%
Institutional                     8.0%       Europe                        30%
Wholesale                        10.1%       Eurasia                       23%
                                             Others                         2%

MARKETS

DOMESTIC MARKET                     %       FOREIGN MARKET       (volumes - %)
..Sao Paulo - SP                  16.5       .Saudi Arabia                 16.6
..Rio de Janeiro - RJ             16.2       .Hong Kong                    13.1
..Brasilia - DF                   10.5       .Japan                         8.8
..Curitiba - PR                    9.3       .Holland                       8.1
..Bauru - SP                       7.7       .Singapore                     4.9
..Recife - PE                      6.0       .England                       3.5
..Salvador - BA                    5.6       .Germany                       3.3
..Porto Alegre - RS                5.3       .Spain                         1.9
..Campinas - SP                    5.0       .Kuwait                        1.6

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


..Belo Horizonte - MG              4.5       .Others                       38.2
..Fortaleza - CE                   3.0
..Santos - SP                      2.7
..Others                           7.7

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002


11.02 - TRADE PROCESS, DISTRIBUTION, MARKETS AND EXPORTS

EXPORTS

   YEAR            EXPORTS                                 % OF NET SALES
                (R$ thousands)
   2000            512,384                                     29.1%
   2001           1.034.845                                    42.5%
   2002           1,205,948                                    41.3%

11.03-POSITION IN COMPETITIVE PROCESS

The Company stands the first place in specialty meats and the 2nd place in:

        Poultry Slaughter
        Hog Slaughter
        Poultry Exports
        Frozen Meat
        Ready-to-eat Dishes - Pasta

Market Share of Specialty Meat - 2002

..Perdigao                                           25.2%
..Sadia                                              24.8%
..Seara                                               6.5%
..Others                                             43.5%

Source: AC Nielsen

Market Share of Frozen Meat - 2002

..Perdigao                                           33.4%
..Sadia                                              37.6%
..Seara                                               6.1%
..Da Granja                                           4.3%
..Others                                             18.6%

Source: AC Nielsen

Market Share of Ready-to-eat Dishes - Pasta - 2002

..Perdigao                                           37.8%
..Sadia                                              55.3%
..Others                                              6.9%

Source: AC Nielsen

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


12.01- MAIN PATENTS, TRADE MARKS AND FRANCHISE

MARK                                              PROCESS               STATUS            VALIDITY DATE
BORELLA                                           2067099               RECORD                   07/30/2007
PERDIGAO                                          2446405               RECORD                   12/31/2008
CONFIANCA                                         2494876               RECORD                   03/18/2010
BORELLA                                           2676419               RECORD                   11/30/2003
SULINA                                            3468879               RECORD                   03/06/2007
SULINA                                            6240542               RECORD                   02/25/2006
SULINA                                            6240550               RECORD                   02/25/2006
PIGANIL                                           6240569               RECORD                   02/25/2006
PERDIGAO                                          6366171               RECORD                   06/25/2006
PERDIGAO                                          6517684               RECORD                   02/25/2007
NABRASA                                           6621724               RECORD                   11/10/2007
CATARINA                                          6621732               RECORD                   11/10/2007
IDEAL                                             6674917               RECORD                   05/10/2008
SAVEL                                             6975909               RECORD                   08/25/2009
PERDISA                                           7003005               RECORD                   10/10/2009
SULINA                                            7075723               RECORD                   03/10/2010
BAMBOA                                            7109628               RECORD                   04/25/2010
BAMBOA                                            7115407               RECORD                   04/25/2010
MATITA                                             319990               RECORD                   08/14/2010
BOLOGNA                                            479710               RECORD                   12/15/2011
PERDIGAO ESCOLHA SAUDAVEL                        200014170              RECORD                   09/25/2011
PERDIGAO                                         740133241              RECORD                   01/19/2012
PERDIGAO                                         740140280              RECORD                   01/04/2013
BOLOGNA                                          740500392              RECORD                   12/15/2011
PUROLIM                                          800039360              RECORD                   03/19/2005
PERDIGAO OURO                                    800192265              RECORD                   12/21/2012
TASKILAS                                         800223314              RECORD                   12/21/2012
CHESTER                                          800223322              RECORD                   12/21/2012
PERDIGAO                                         800249992              RECORD                   12/21/2012
PERDIGAO                                         810534983              RECORD                   03/18/2006
LOMBETE                                          810630508              RECORD                   07/19/2003
UNEF                                             810684268              RECORD                   10/25/2003
PEITUDO                                          810936313              RECORD                   02/14/2004
PERDIGAO                                         810966727              RECORD                   03/07/2004
CHESTER GEORGIA                                  811284018              RECORD                   03/12/2005
GOLDEN CHESTER                                   811284034              RECORD                   03/05/2005
CHESTER MONTANA                                  811284042              RECORD                   04/02/2005
PIRULICHA                                        811546454              RECORD                   01/28/2006
CHESTER                                          811582949              RECORD                   08/13/2005
BORELLA                                          811601633              RECORD                   03/01/2010
BORELLA                                          811601641              RECORD                   03/01/2010
BORELLA                                          811617254              RECORD                   09/17/2005
SALSICHOLITO                                     811730301              RECORD                   02/04/2006
SALSICHOLE                                       811730352              RECORD                   02/04/2006
PIRULICHA                                        811749550              RECORD                   07/08/2006

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

TASKILAS                                         811759261              RECORD                   03/11/2006
PRESUNTEKO                                       811880753              RECORD                   03/25/2006
TV LANCHE                                        811880761              RECORD                   03/25/2006
TAKE HOME                                        811880788              RECORD                   10/31/2009
DUNDUCK                                          811880796              RECORD                   03/25/2006
WINDSURF                                         811904792              RECORD                   08/26/2006
BOUCLE                                           811904806              RECORD                   08/26/2006


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


12.01- MAIN PATENTS, TRADE MARKS AND FRANCHISE
MARK                                              PROCESS               STATUS            VALIDITY DATE
CROSS                                            811904814              RECORD                   08/26/2006
BANG-BANG                                        811904857              RECORD                   08/26/2006
POLPETTONE                                       812036204              RECORD                   12/02/2006
CHESTER CHEETAH                                  812979478              RECORD                   06/12/2010
CHESTER CHEETAH                                  812979486              RECORD                   09/11/2010
BORELLA                                          812472381              RECORD                   08/06/2012
ROCK DOG                                         812641027              RECORD                   04/19/2008
X DOG                                            812663985              RECORD                   06/21/2004
PERDIGAO                                         812774922              RECORD                   01/24/2009
SUN PERDIGAO                                     813530938              RECORD                   04/10/2010
SUN PERDIGAO                                     813637716              RECORD                   05/02/2009
GRANDOG                                          813848334              RECORD                   07/25/2009
DOG'UP                                           813848342              RECORD                   01/26/2013
BIG DOG                                          813863171              RECORD                   11/20/2010
CONFIANCA                                        813914493              RECORD                   09/05/2009
ALABAMA                                          814003796              RECORD                   08/29/2009
MARYLAND                                         814003800              RECORD                   08/29/2009
TENNESSEE                                        814003818              RECORD                   08/29/2009
LIGHT & ELEGANT                                  814003834              RECORD                   10/21/2007
MADISON                                          814003931              RECORD                   06/06/2009
KANSAS                                           814003958              RECORD                   08/29/2009
MATITA                                           814363474              RECORD                   08/14/2010
MATITA                                           814363482              RECORD                   08/14/2010
MATITA                                           814363512              RECORD                   08/14/2010
MATITA                                           814363555              RECORD                   08/14/2010
FARM HAM SMOKED                                  814433405              RECORD                   06/12/2010
NASHVILLE SMOKED                                 814433413              RECORD                   06/12/2010
BEL AMI                                          814502083              RECORD                   09/04/2010
BEL AMI                                          814502091              RECORD                   09/04/2010
BEL AMI                                          814502113              RECORD                   09/04/2010
PORK PLUS                                        814543103              RECORD                   08/28/2010
PIG PLUS                                         814543154              RECORD                   09/04/2010
CHICKEN PLUS                                     814543170              RECORD                   09/04/2010
CHESTERBURGUER                                   814572499              RECORD                   08/07/2010
SALSICHESTER                                     814578942              RECORD                   11/20/2010
SERAFINA                                         814589588              RECORD                   09/11/2010
SOYACOLAT                                        814692869              RECORD                   12/04/2010
SOYAFLAN                                         814692877              RECORD                   12/04/2010
TICKET MEAT                                      814216618              RECORD                   07/23/2011
SALAMENINGUE                                     814821626              RECORD                   11/26/2011
PIZZY                                            814974856              RECORD                   09/03/2011
PIZZY                                            814974864              RECORD                   09/03/2011
PIZZY                                            814974872              RECORD                   09/03/2011
PIZZY                                            814974880              RECORD                   09/03/2011
PIZZY                                            814974910              RECORD                   09/03/2011

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


PIZZY                                            814974929              RECORD                   09/03/2011
PIZZY                                            814974937              RECORD                   09/03/2011
PIZZY                                            814974945              RECORD                   09/03/2011
BUMBA MEU BOI                                    815002661              RECORD                   11/26/2011
CHUKAR                                           815002670              RECORD                   11/26/2011
DIETCOZ                                          815002688              RECORD                   11/26/2011
MEISTER                                          815002696              RECORD                   11/23/2009

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


12.01- MAIN PATENTS, TRADE MARKS AND FRANCHISE

MARK                                              PROCESS               STATUS            VALIDITY DATE
NOEGGS                                           815002734              RECORD                   11/26/2011
NATUNAISE                                        815002742              RECORD                   11/26/2011
EGLESS                                           815002777              RECORD                   11/26/2011
NATUREZE                                         815009909              RECORD                   08/05/2007
TOQUE DE SABOR                                   815082029              RECORD                   11/28/2005
SELF SERVICE                                     815090633              RECORD                   03/03/2012
LA CARTE                                         815090641              RECORD                   03/03/2012
HOME                                             815090650              RECORD                   05/18/2013
TOQUE DE SABOR                                   815090668              RECORD                   06/16/2012
SUPREME DE FRANGO                                815090676              RECORD                   03/03/2012
CHESTER HOUSE                                    815105118              RECORD                   12/01/2012
JAMON JABUGO                                     815118732              RECORD                   03/10/2012
FLEURY-MICHON                                    815191022              RECORD                   03/10/2012
COQUETEL                                         815211279              RECORD                   03/24/2012
PERDRIX GRISE                                    815216602              RECORD                   03/24/2012
PERDRIX ROUGE                                    815216610              RECORD                   03/24/2012
PERDREAU GRIS                                    815216629              RECORD                   03/24/2012
PERDREAU ROUGE                                   815216637              RECORD                   03/24/2012
MATITA                                           815306440              RECORD                   03/10/2012
MATITA                                           815306504              RECORD                   05/05/2012
PIZZY                                            815306520              RECORD                   05/05/2012
CERVANTES                                        815316208              RECORD                   06/23/2002
DOG WURST                                        815369204              RECORD                   06/16/2002
AVIS RARA                                        815388934              RECORD                   04/14/2012
CAT-VIAR                                         815642571              RECORD                   08/25/2012
POPERTTONE                                       815661746              RECORD                   09/01/2012
MINICHICKEN                                      815724756              RECORD                   02/09/2013
PERDIGAO                                         815903367              RECORD                   11/10/2012
PERDIGAO CHESTER                                 815903375              RECORD                   11/10/2012
CHICKENBURGER                                    816231362              RECORD                   05/18/2013
SPECIALBURGER                                    816231370              RECORD                   05/18/2013
DOUBLEBURGER                                     816232326              RECORD                   05/18/2013
CONFIANCA                                        816234620              RECORD                   10/19/2003
CHESTER HOUSE                                    816422796              RECORD                   08/17/2003
LIGHT DOG                                        816484619              RECORD                   11/30/2003
XDOG                                             816511195              RECORD                   04/19/2004
SPLENDIDO                                        816519064              RECORD                   04/12/2004
SPLENDIDO                                        816519072              RECORD                   10/19/2003
SPLENDIDO                                        816519080              RECORD                   10/19/2003
SPLENDIDO                                        816519099              RECORD                   09/14/2003
SPLENDIDO                                        816519102              RECORD                   10/19/2003
SPLENDIDO                                        816519110              RECORD                   10/19/2003
BEL AMI                                          816588139              RECORD                   11/09/2003
BEL AMI                                          816588155              RECORD                   10/13/2003
CATARINAO                                        816645531              RECORD                   09/06/2004

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

(Table Continued)

TENDER FESTA                                     816702268              RECORD                   03/15/2004
GOLDEN DINNER                                    816763461              RECORD                   03/15/2004
BESTER                                           816862311              RECORD                   08/02/2004
APPLE TOAST                                      816977186              RECORD                   08/23/2004
HEALTHY CHOICE                                   817027629              RECORD                   06/21/2004
HEALTHY CHOICE                                   817027637              RECORD                   06/21/2004
HEALTHY CHOICE                                   817027645              RECORD                   01/24/2005

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


12.01- MAIN PATENTS, TRADE MARKS AND FRANCHISE
MARK                                              PROCESS               STATUS            VALIDITY DATE
HEALTHY CHOICE                                   817027700              RECORD                   06/21/2004
SULINA                                           817078207              RECORD                   11/28/2005
PATITAS                                          817314261              RECORD                   03/21/2005
OCKTOBERCHESTER                                  817482350              RECORD                   11/28/2005
TORTELETA                                        817527257              RECORD                   01/16/2006
TORTELETA                                        817527265              RECORD                   01/16/2006
CHEESKER                                         817644520              RECORD                   01/16/2006
QUANDO E PERDIGAO NINGUEM FALA NAO               817742611              RECORD                   04/30/2006
EMPANADOS SUPER PRATICOS PERDIGAO                817814604              RECORD                   07/16/2006
CHESTER FRIED                                    817929525              RECORD                   01/26/2009
CHESTER FRIED                                    817929533              RECORD                   09/01/2008
CHESTER FRIED                                    817934715              RECORD                   08/11/2008
HOT DOG PERDIGAO                                 818168897              RECORD                   03/18/2007
STILTS                                           818177365              RECORD                   02/25/2007
HANS                                             818188014              RECORD                   08/04/2008
PRESUNTO COZIDO PERDIGAO SUPREME                 818475579              RECORD                   05/05/2008
PERDIGAO MORTADELLE                              818497335              RECORD                   05/05/2008
GOLDEN FRY                                       818566965              RECORD                   01/27/2008
GOLDEN FRY                                       818566973              RECORD                   01/27/2008
LIGHT DOG PERDIGAO                               818692308              RECORD                   05/05/2008
AMERICAN 1 HOT DOG                               818692316              RECORD                   05/26/2008
FRANGO EXPRESSO PERDIGAO                         818869631              RECORD                   03/13/2011
PERDIGAO                                         818876573              RECORD                   06/23/2008
SUPREME                                          819030414              RECORD                   10/24/2010
SUPREME                                          819030422              RECORD                   10/24/2010
CERVELAT                                         819032670              RECORD                   09/15/2008
PERDIGAO ESCOLHA SAUDAVEL                        819183776              RECORD                   09/25/2011
BIG CHICKEN PERDIGAO                             819192392              RECORD                   12/15/2008
PERDIGAO                                         819192406              RECORD                   12/15/2008
PERDIGAO SUPER PRATICOS                          819192414              RECORD                   12/15/2008
RECHEADOS SUPER PRATICOS BROCOLIS PERDIGAO       819192422              RECORD                   12/15/2008
PERDIGAO SUPER PRATICOS                          819192457              RECORD                   12/15/2008
BOLOGNELLA                                       819263133              RECORD                   12/14/2009
ALL GRATIN                                       819619752              RECORD                   12/07/2009
BOLONITA                                         819725293              RECORD                   08/10/2009
CONFIANCA CARD D'AVO                             819779423              RECORD                   07/27/2009
CONFIANCA D'AVO                                  819779431              RECORD                   07/27/2009
TOQUE DE FRESCOR                                 820374520              RECORD                   03/13/2011
ALABAMA GRILL                                    820419087              RECORD                   10/24/2020
LANCHESTER                                       820510416              RECORD                   10/31/2010
STICKS DE FRANGO PERDIGAO                        820970948              RECORD                   12/04/2011
STICKS DE QUEIJO PERDIGAO                        820970964              RECORD                   12/04/2011
CHESTER                                          800223322              RECORD                   08/13/2005
CHESTER                                          811582876              RECORD                   01/22/2011

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


CHESTER                                          811582949              RECORD                   12/21/2012
CHESTER GEORGIA                                  811284018              RECORD                   03/12/2005
CHESTER HOUSE                                    815105118              RECORD                   12/01/2012
CHESTER HOUSE                                    816422796              RECORD                   08/17/2003
CHESTER MONTANA                                  811284042              RECORD                   04/02/2005

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


12.01- MAIN PATENTS, TRADE MARKS AND FRANCHISE

MARK                                              PROCESS               STATUS            VALIDITY DATE
CHESTERBURGUER                                   814572499              RECORD                   08/07/2010
CHESTERKIBE                                      815010117              RECORD                   05/19/2012
GOLDEN CHESTER                                   811284034              RECORD                   03/05/2005
OKTOBERCHESTER                                   817482350              RECORD                   11/28/2005
PERDIGAO CHESTER                                 815903375              RECORD                   11/10/2012
PERDIGAO ESCOLHA SAUDAVEL                        200014170              RECORD                   09/25/2011
PERDIGAO ESCOLHA SAUDAVEL                        819183776              RECORD                   09/25/2011
FOLHADOS LINHA SUPER PRATICOS PERDIGAO           821359339              RECORD                   03/25/2013
GRATINADOS LINHA SUPER PRATICOS PERDIGAO         821359320              RECORD                   03/25/2013
TOQUE NATURAL                                    821359304              RECORD                   03/25/2013
PERDIX (CHINA)                                    3022020               RECORD                   01/06/2013
FAZENDA (ARMENIA)                                 20020160              RECORD                   02/20/2012
FRESKI (FRANCE)                                  023180399              RECORD                   08/20/2012
PERDIX (IRAN)                                      100903               RECORD                   08/20/2012
BORELLA (JORDAN)                                   62507                RECORD                   04/29/2011
CHESTER (KUWAIT)                                   33381                RECORD                   07/26/2007
PERDIX (MACAU)                                     N9307                RECORD                   06/11/2009
PERDIGAO (OMAN)                                     5688                RECORD                   07/03/2011
PERDIX (PARAGUAY)                                  249305               RECORD                   09/02/2012
FRESKI (SINGAPORE)                              T00/17400DC             RECORD                   10/04/2010
TWIN BIRDS (SINGAPORE)                           T00/17401A             RECORD                   10/04/2010
POLLOLINDO (URUGUAY)                               318722               RECORD                   09/27/2012
PERDIGAO (URUGUAY)                                 343215               RECORD                   09/10/2012
SALSICHESTER                                     814578942              RECORD                   11/20/2010
ALLY (CHILE)                                      660.690               RECORD                   07/31/2011
FRESKI (URUGUAY)                                   327390               RECORD                   05/03/2011
TWIN BIRDS (UNITED KINGDOM)                       2247458               RECORD                   10/04/2010
TWIN BIRDS (URUGUAY)                               327391               RECORD                   05/03/2011
TWIN BIRDS (JAPAN)                                4496772               RECORD                   08/03/2011
TWIN BIRDS (CHILE)                                660,683               RECORD                   07/21/2011
TWIN BIRDS (UNITED KINGDOM)                       2247457               RECORD                   10/04/2010
TWIN BIRDS (URUGUAY)                               327389               RECORD                   05/03/2011
TWIN BIRDS (JAPAN)                                4496773               RECORD                   08/03/2011
TWIN BIRDS (CHILE)                                660,682               RECORD                   07/31/2011
TWIN BIRDS (ARGENTINA)                           1.871.815              RECORD                   05/20/2012
CHESTER (SAUDI ARABIA)                             244/46               RECORD                   12/01/2010
PERDIGAO (SAUDI ARABIA)                            240/41               RECORD                   04/28/2010
SAMARA (SAUDI ARABIA)                              314/59               RECORD                   10/01/2012
UNEF (SAUDI ARABIA)                                113/36               RECORD                   03/08/2012
PERDIGAO (ARGENTINA)                             1,657,787              RECORD                   02/05/2008
PERDIGAO (NETHERLANDS)                             371566               RECORD                   11/19/2010
PERDIGAO (BOLIVIA)                                43650-A               RECORD                   03/26/2012
PERDIGAO (EGYPT)                                   79331                RECORD                   03/07/2011

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

FIG (PERDIZES) (SPAIN)                            964,789               RECORD                   03/05/2012
PERDIGAO S/A COMERCIO E INDUSTRIA (SPAIN)        1,057,598              RECORD                   10/05/2004
PERDIGAO (FINLAND)                                 90517                RECORD                   11/05/2004
UNEF (IRAN)                                        71374                RECORD                   06/08/2003
PERDIGAO (IRAQ)                                    32108                RECORD                   09/18/2006
PERDIGAO (ITALY)                                   698684               RECORD                   09/17/2004

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


12.01- MAIN PATENTS, TRADE MARKS AND FRANCHISE

MARK                                              PROCESS               STATUS            VALIDITY DATE
PERDIGAO (JAPAN)                                  2543898               RECORD                   06/30/2013
PERDIGAO (LEBANON)                                 68276                RECORD                   02/13/2011
UNEF (LEBANON)                                     73,974               RECORD                   02/19/2013
PERDIGAO (PORTUGAL)                               210,437               RECORD                   07/19/2008
PERDIGAO CHESTER (PORTUGAL)                        260010               RECORD                   12/20/2004
PERDIGAO CHESTER (PORTUGAL)                        260011               RECORD                   12/12/2004
BORELLA (UNITED ARAB EMIRATES)                     19206                RECORD                   07/09/2006
PERDIGAO (UNITED ARAB EMIRATES)                    19203                RECORD                   12/04/2005
UNEF (UNITED ARAB EMIRATES)                        19207                RECORD                   07/09/2006
BORELLA (CHINA)                                   1333941               RECORD                   11/13/2009
PERDIGAO (CHINA)                                  1333860               RECORD                   11/13/2009
SULINA (SINGAPORE)                               T97/11522H             RECORD                   09/19/2007
PERDIGAO (GREECE)                                  136954               RECORD                   05/19/2008
PERDIGAO (HONG KONG)                              1880/87               RECORD                   06/15/2005
PERDIGAO (HONG KONG)                              0427/85               RECORD                   06/15/2005
PERDIGAO (YEMEN)                                    8628                RECORD                   01/15/2007
PERDIGAO (MACAU)                                  N/003730              RECORD                   07/16/2005
BORELLA (UNITED KINGDOM)                          2173368               RECORD                   07/29/2008
PERDIGAO (UNITED KINGDOM)                         2173369               RECORD                   07/29/2008
PERDIGAO (CZECH REPUBLIC)                         220,355               RECORD                   05/25/2008
PERDIGAO (RUSSIA)                                  180023               RECORD                   05/21/2008
CHESTER (GERMANY)                                2,031,373              RECORD                   01/25/2011
PERDIGAO (GERMANY)                               1,033,790              RECORD                   01/28/2011
BORELLA (SAUDI ARABIA)                             571/38               RECORD                   08/25/2008
PERDIGAO (CANADA)                                 308,127               RECORD                   11/08/2015
PERDIGAO (CHILE)                                  380,783               RECORD                   09/05/2011
UNEF (SINGAPORE)                                  5296/84               RECORD                   10/11/2011
PERDIGAO (DENMARK)                                3723/81               RECORD                   11/27/2001
PERDIGAO (FRANCE)                                 13100548              RECORD                   06/16/2011
PERDIGAO (FRANCE)                                1,638,200              RECORD                   01/11/2011
BORELLA (IRAN)                                     95822                RECORD                   07/25/2011
PERDIGAO (KUWAIT)                                  22847                RECORD                   08/12/2011
UNEF (KUWAIT)                                      13285                RECORD                   04/18/2012
PERDIGAO (LATVIA)                                  37737                RECORD                   05/21/2008
PERDIGAO (PARAGUAY)                                150646               RECORD                   09/04/2011
POLLOLINDO (PARAGUAY)                              234464               RECORD                   04/26/2011
PERDIGAO (SWEDEN)                                 176,751               RECORD                   05/22/2011

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


13.01 - RELEVANT PROPERTIES


1- Item 2- Type of Property                  3- Address
4. City       5-      6.Total   7.     Built 8- age       9- Insurance   10- Mortgage   11-Rented      12-         13- End of Rent
              state   area      Area         (years)                                    from third     Agreement
                      (thousand (thousand                                               Party          Date-
                      m(2))       m(2))
14- Remarks

  01   Cold Storage Poultry/Pork                         RUA 15 DE NOVEMBRO, S/N.
VIDEIRA       SC         222.400       65.800           22       YES            YES           NO


  02    Cold Storage Pork                     AV. PRES. CASTELO BRANCO, 141
HERVAL        SC          29.200       25.500           27       YES            YES           NO
D'OESTE


  03   Cold Storage  Processing              RUA SAUL BRANDALISE, 118
SALTO VELOSO  SC          42.700       11.400           22       YES            YES           NO


 04   Cold Storage - Processing              RUA ERNESTO HACHAMANN, 585
CAPINZAL      SC          30.600        8.000           27       YES            YES           NO


 05   Cold Storage Poultry                    EST. CAPINZAL/CAMPOS NOVOS, KM 6
CAPINZAL      SC         629.200       25.800           17       YES            YES           NO


 06   Cold Storage Pork                   AV.  PRES. VARGAS, 1040
MARAU        RS          186.000       16.000           27       YES            YES           NO


 07   Cold Storage Poultry                    RODOVIA RS-325, KM 2

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


MARAU         RS          97.800        15.900          17       YES            YES           NO


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8- age     9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks

 08   Cold Storage Poultry/Pork                           AV. ARTHUR OSCAR, 1706
SERAFINA CORREA  RS                 372.600         25.400      27            YES        YES            NO


 09   Processing                                          RODOVIA BR 116, KM 255
LAGES            SC                 529.800          8.600      22            YES        YES            NO


 10   POULTRY FARM APARECIDA                              LINHA APARECIDA
VIDEIRA          SC                 121.000          3.900      17            YES        YES            NO


 11   POULTRY FARM RIO DAS PEDRAS                         ESTR. MUNICIPAL R. DAS PEDRAS
VIDEIRA          SC               2,880.700         72.300      19            YES        YES            NO


 12   POULTRY FARM SANTA GEMA                             ESTR. MUNICIPAL STA. GEMA
VIDEIRA          SC               1,810.000         38.000      22            YES        NO            NO


 13    POULTRY FARM LIBERATA                                           ROD. FRAIBURGO/M. CARLO, KM 10
FRAIBURGO        SC               1,634.400         41.700      19            YES        YES            NO

 14   POULTRY FARM IRAKITAN                                            VILA PASSO DA FELICIDADE
TANGARA          SC               4,530.200         28.800      17            YES         NO            NO


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-

14- Remarks

 15   POULTRY FARM MONTE CARLO                    ROD. FRAIBURGO/M. CARLO, KM 15
MOTE CARLO           SC       880.500            3.000            15            YES      YES          NO


 16   HOG FARM SAO ROQUE                          VILA SAO ROQUE, S/N.
VIDEIRA              SC     2,069.700            48.500           18            YES      YES          NO


 17   GRAIN SILO AND PURCHASING                   ROD. SC 473, KM 10
CAMPO ERE            SC        34.400            3.700            9             YES      NO           NO


 18   POULTRY/HOG FARM HERVAL                     ESTR. LUZERNA, KM 15
HERVAL               SC       496.900            23.400           17            YES      NO           NO
D'OESTE


 19   POULTRY FARM ALTO ALEGRE                    ESTR. MUNICIPAL, KM 19
CAPINZAL             SC       537.800            29.000           19            YES      YES          NO


 20   POULTRY/HOG FARM AUREA                      ESTR. CAPINZAL/PIRATUBA, KM 7
CAPINZAL             SC     1,549.900            71.900           17            YES      NO           NO



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------



13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks

 21   POULTRY FARM PRATA                              ESTR. CAPINZAL/PIRATUBA, S/N.
CAPINZAL       SC           386.000            14.300               19          YES             NO           NO


 22   POULTRY FARM COLONINHA                          ESTR. GERAL MORRO GRANDE
JAGUARUNA      SC         1,455.700            38.600               22          YES             NO           NO


 23   POULTRY FARM OLHO D'AGUA                        ESTR. GERAL, S/N.
JAGUARUNA      SC           699.400            57.000               22          YES             NO           NO


 24   GRANDPARENTS FARM RIO CLARO                     ROD SP 225, KM 115
RIO CLARO      SP         1,059.800             0.000                3          YES             NO           NO


 25   HOG FARM GAURAMA                                LINHA SAO PEDRO
GAURAMA        RS           894.200            28.600               15          YES             NO           NO


 26   POULTRY FARM BORELLA                            ROD RS 324, KM 83,3
MARAU          RS         1,892.800            33.500               20          YES             NO           NO


 27   FARM SAO TOMAZ                                  ROD BR 060, KM 436
RIO VERDE      GO         5,000.000             0.000                3          YES             NO           NO


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks

28      POULTRY FARM CARRERO                LINHA GAL. NETO, S/N.
SERAFINA CORREA RS             774.500             24.900             14       YES       NO          NO


29  HOG FARM IDEAL                                       VILA MIGLIAVACA
CASCA  RS                      345.200             10.100             15       YES       NO          NO


30    POULTRY FARM ARCEBURGO                       ROD. MG-449, KM 7.88
ARCEBURGO    MG              1,645.800             13.600             12       YES       NO          YES      06/26/1991 06/25/2004


31   POULTRY FARM STO. A. DA PALMA                 LINHA GRANDE
STO.   A.   DA RS              987.500             40.500             7        YES       YES         NO
PALMA


32   POULTRY FARM VILA MARIA                       LINHA ANITA GARIBALDI
VILA     RS                  1,137.700             40.500             7        YES       YES         NO
MARIA


33    FARM/HATCHERY - CHESTER                      ESTR. MUNICIPAL DUAS PONTES
CAPINZAL      SC               788.900              8.900             7         YES      YES         NO



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks


 34   HATCHERY R. DAS PEDRAS                                 ROD. SC-453, KM50
VIDEIRA          SC                 23.500             4.600          22     YES        YES          NO


 35   HATCHERY CAPINZAL                                      ESTR. CAPINZAL/SETE, S/N.
CAPINZAL         SC                326.800             2.300          22     YES        YES          NO


 36   HATCHERY ORLEANS                                       ESTR. GERAL RIO BELO
ORLEANS          SC                 70.100             3.300          22     YES        NO           NO


 37   HATCHERY MARAU                                         RODOVIA RS-324, KM 81.7
MARAU            RS                124.600             8.800          17     YES        YES          NO


 38   REFORESTING SAVOIA                                     LINHA SAVOIA
CAPINZAL         SC                802.500             0.000          17     NO         NO           NO


 39   REFORESTING DO SALTO DO LEAO                           HERVAL VELHO STREET, ASLTO DO LERO, KM 10
CAMPOS NOVOS     SC              5,292.600             0.700          17     YES        NO           NO



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks


 40   REFORESTING BAIA I                                     ROD. MUNICIPAL FRAIBURGO -  FARM MORAES
FRAIBURGO        SC              2,609.300             0.000          17     NO          NO          NO


 41   REFORESTING BAIA II                                    ESTR. R. ANTAS/P. LISA KM 14
RIO DAS ANTAS    SC              5,943.000             0.300          17     NO          NO          NO


 42   REFORESTING CALMON                                     ESTR. CACADOR/P. UNIAO, KM 22
MATOS COSTA      SC             13,705.400             0.800          17     NO          YES         NO


 43   REFORESTING MONTE CARLO                                ROD. M. CARLO/FRAIBURGO, KM 15
MONTE CARLO      SC                669.900             0.100          22     NO          NO          NO


 44   REFORESTING LARANJEIRAS                                ESTR. MARAU/CAMPO DO MEIO, KM 16
MARAU            RS                800.400             0.000          17     NO          NO          NO


 45   REFORESTING SAO J. RIZZI                               SAO JOSE DOS RIZZI
MARAU            RS              1,088.200             0.000          17     NO          NO          NO




FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks


 46   REFORESTING TAQUARA VERDE                             ROD. MACIEIRA, 477
MACIEIRA         SC                  6,720.000         0.500          17           NO          NO         NO


 47   REFORESTING SEC                                        LINHA MOREIRA CEZAR
SERAFINA CORREA  RS                    855.100         0.000          17           NO          NO         NO


 48   REFORESTING P. FELICIDADE                              VILA PASSO DA FELICIDADE
VIDEIRA          SC                  1,762.200         0.000          17           NO         YES         NO


 49   ANIMAL FEED MILL                                       RUA VENCESLAU BRAS, S/N.
CATANDUVAS       SC                     37.800         6.300          19           YES         NO         NO


 50   GRAIN PURCHASE                                         RODOVIA RS-331, KM 15
GAURAMA          RS                     58.000         3.800          17           YES        YES         NO


 51   ANIMAL FEED MILL                                       RODOVIA BR 101, KM 370
ICARA            SC                      8.600         3.400          19           YES         NO         NO



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks


 52   ANIMAL FEED MILL                                       RODOVIA PR 180, KM 02
FRANCISCO BELTRAOPR                   22.500           2.600          15          YES        YES        NO


 53   CEREAL WAREHOUSING  SILO                               RODOVIA RS 324, KM 81.7
MARAU            RS                  109.000           4.000          15          YES         NO        NO


 54   GRAIN PURCHASING AND SILO                              RUA FREDERICO UNSTANDT, 221
XANXERE          SC                   18.000           4.000          15          YES         NO        NO


 55   GRAIN PURCHASING AND SILO                              ROD. BR 158, KM 338
PATO BRANCO      PR                   12.200           2.900          17          YES        YES        NO


 56   GRAIN PURCHASING AND SILO                              ROD.  PR 469 - KM 5
PATO BRANCO      PR                  188.800           2.800          19          YES         NO        NO


 57   GRAIN PURCHASING AND SILO                              ROD. SC. 422, KM 2.5
TAIO             SC                   28.000           0.800          13          YES         NO        NO

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks


 58   GRAIN PURCHASING AND SILO                           ROD. RS. 129, KM 14
SERAFINA CORREA  RS                 15.000          1.800              4           YES         NO        NO


 59   SALES BRANCH                                        AV. NACOES UNIDAS, 51/115
BAURU            SP                 12.900          3.200             19           YES        YES        NO


 60   SALES BRANCH                                        SAA NORTE QUADRA 04, 565
BRASILIA         DF                  6.000          2.900             19           YES        YES        NO


 61   SALES BRANCH                                        AV. VENCESLAU BRAZ, 255
CURITIBA         PR                  6.900          3.600             19           YES        YES        NO


 62   SALES BRANCH                                        ROD. BR-101, KM 265
VITORIA          ES                 22.200          4.600             13           YES        YES        NO


 63   SALES BRANCH                                        AV. ACRISIO MOTA, 350
RIO DE JANEIRO   RJ                 18.500          5.500             21           YES         NO        NO



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks

 64   SALES BRANCH                                        ESTR. GER.- FORQUILHAS, 4138
SAO JOSE         SC              112.900            4.500             22            YES       NO         NO


 65   SALES BRANCH                                        RUA 500
CONTAGEM         MG               11.600            2.200              7           YES        YES        NO


 66   ADMINISTRATION                                      AV. ESCOLA POLITECNICA, 760
SAO PAULO        SP               21.400            5.000             13           YES        NO         NO


 67   ANIMAL FEED MILL                                    AV JULIO BORELLA, 2236
MARAU            RS               90.500            3.800              4           YES        YES        NO


 68   ADMINISTRATION                                      RUA DUQUE DE CAXIAS, 3
MARAU            RS                2.500            1.500             15           YES        YES        NO


 69   ADMINISTRATION                                      RUA SAUL BRANDALISE, 39
VIDEIRA          SC                2.000            5.100             27           YES        NO         NO


 70   ADMINISTRATION                                      RUA OTAVIO ROCHA, 859
SERAFINA CORREA  RS                1.300            1.600      22     YES         NO            NO



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks


 71   REFORESTING AND FARM CISP                                             ESTR. MUNICIPAL CATANDUVAS/ P. LISA, KM 4
CATANDUVAS       SC                 9,309.200        83.400             6       YES        YES            NO


 72   OIL EXTRACTION                                        RODOVIA SC - 453, KM 50
VIDEIRA          SC                   111.100        36.900            22       YES        YES            NO


 73   OIL EXTRACTION                                        AV. JULIO BORELLA, 2236
MARAU            RS                    74.600        17.000            22       YES        YES            NO


 74   CEREAL WAREHOUSING AND SILO                           AVENIDA B S/N.
VIDEIRA          SC                    17.700         2.100            19       YES        NO             NO


 75   CEREAL PURCHASING                                     RUA DISTRITO FEDERAL, 3535
GUARAPUAVA       PR                    24.800         1.600            17       YES        YES            NO


 76   SALES BRANCH                                          AV. NOSSA SENHORA DE FATIMA, 1262
CUBATAO          SP                    14.533         3.445             4       YES        NO             NO


 77   SALES BRANCH                                          BR 324, KM 5
SALVADOR         BA                    25.900         3.429             4    YES        YES            NO


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks


 78   SALES BRANCH                                         BR 116, KM 4
FORTALEZA        CE                13.818           1.710             4        YES        NO            NO


 79   CEREAL PURCHASING                                  RUA SANTA CATARINA, 2925
MEDIANEIRA       PR                10.000           5.200            19        YES        NO            NO


 80   Cold Storage Processing                            ROD RS 324, KM 76,2
MARAU            RS                19.200          11.400             4        YES        YES           NO


 81   CEREAL PURCHASING                                  NICOLAU VERGUEIRO, KM 2
MARAU            RS                30.000           0.500            11        YES        YES           NO


 82    CALIFORNIA FARM                                   ROD. SP - 225,  KM 115
BROTAS           SP             2,905.100          15.400            19        YES        NO            NO


 83   HATCHERY                                           AVENIDA 3, S/N
RIO CLARO        SP                33.500           1.400            19        YES        NO            NO


 84   RIO VERDE FARM II                                  ROD BR 0601 KM 397
RIO VERDE        GO            17,704.703           0.000             2        YES        YES            NO



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks


 85   POULTRY AND PORK COLD STORAGE PROCESSING                     ROD BR 060 KM 394
RIO VERDE        GO                  2,000.000        0.000       2             YES        YES            NO


 86   CARAMBEI COLD STORAGE                                        AV DOS PIONEIROS, 2510
CARAMBEI         PR                     59.400       34.500       1             YES         NO            NO


 87   ARAUCARIA FARM AND HATCHERY                                  ESTRADA TRONCO SAO JOAO S/N, KM 10
CARAMBEI         PR                  4,670.000       27.000       1             YES         NO            NO


 88   CATANDUVAS TURKEY HATCHERY                                   ESTRADA CARAMBEI CATANDUVAS S/N KM4
CARAMBEI         PR                     48.000        1.221       1             YES         NO            NO


 89   SANTO ANDRE TURKEY FARM                                      ESTRADA CARAMBEI - IBAGI S/N KM30
CARAMBEI         PR                  5,009.100       13.953       1             YES         NO            NO


 90   PIRAI DO SUL FARM                                            LOCALIDADE DE RESSACA, S/N
PIRAI DO SUL     PR                    374.600        8.500       1             YES         NO            NO


 91   SALES BRANCH                                                 AV GETULIO VARGAS, 5705
PORTO ALEGRE     RS                     11.600        2.400       6             YES         NO            NO



FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

13.01 - RELEVANT PROPERTIES

1- Item  2- Type of Property                                       3- Address
4. City          5- State      6.Total area     7. Built Area      8-age      9-         10-       11- Rented from 12-       13- End
                               (thousand m(2))    (thousand m(2))   (years)   Insurance  Mortgage  third Party     Agreement of Rent
                                                                                                                   Date-
14- Remarks

 92   OTHERS                                                         VARIOUS
VARIOUS         VARIOUS         832,526               8,869         0             NO         NO          NO



FFEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

14.01 OUTLOOK AND/OR RESULTS


Related to the Company estimations for 2002, the performance was as follows:


                                Estimate                   Effective

Investments                     R$ 130 million             R$ 101 million

Gross Sales Growth              Around 18%                 19,7%

Exports                         R$ 1 billion               R$ 1.2 billion

Meats Growth (in volumes)       10%                        13%

Meats Growth (exports)          15%                        16%

The performance above estimations took place because of the increase in exports. Besides this, the Company investments were favorable to add value in the products mix.


The results achieved in 2002 and the investment effort that Perdigao has made in the last years have presented favorable perspectives in the short, medium and long-term, to which should be added the performance of the Brazilian economy and the competitiveness achieved in the international meat market.


Thus, the Company has outlined its goals for 2003:

o       Approximately 8% growth in meat volumes;

o       Possibility of 16% expansion in exports (volumes);

o       Investments of R$ 100 million.

Goals in the medium-term include:

o       Sustainable growth on the meat market;

o       Concentration on high value-added food products;

o       International competitiveness;

o       Expansion to new markets and segments;

o       Constantly add value for investors;

o       Continue as a Model of Social Responsibility.


PERDIGAO WILL GENERATE OVER 1,600 JOBS AND INVEST SOME R$ 100 MILLION IN 2003

Perdigao will generate more than 1,600 new jobs during the course of 2003. Despite the incorporation of permanent advanced technologies in its industrial lines and productive processes, the company continues expanding its employee base and improving its workforce. Nowadays, the Company employs more than 23,500 workers in its 15 meat and soy industrial units and seven feed plant.

The investment outlook for the next fiscal year is approximately R$ 100 million, that will be used to expand, modernize and increase productivity in all company units located in the south of Brazil (Rio Grande do Sul, Santa Catarina and Parana) and Goias.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


14.01 OUTLOOK AND/OR RESULTS

The year 2002 closes with estimated gross revenues of more than R$ 3.3 billion, an 18% increase compared to 2001. According to Perdigao's CEO Nildemar Secches, 2003 projections are for a growth at about 8% in volume.

Mr. Secches said the economic framework on which planning has been based for next year, forecasts GDP growth of 1% and an annual inflation rate of approximately 15% (IGPM). Based on government figures, the real is expected to devaluate in relation to the dollar, by approximately 10% in 2003.

Despite the unfavorable scenery created by new health regulations and European Union tariff barriers, exports have continued to grow in 2002. Sales to foreign markets should surpass R$ 1.2 billion this fiscal year, which corresponds to 41% of net sales. Aided by the resolution of initial difficulties in trading with Canada and China as well as the opening of new markets, next year's exports are expected to grow by 16%.


RAW MATERIALS

Despite the increases forecast in domestic production of corn and soy in the 2002/2003 seasons of 5% and 15%, respectively, the CEO of Perdigao estimates that the average prices of principal raw materials next year will be above the 2002 average. Mr. Secches bases this on international prices being sustained and on the expectation of the Real devaluating by 20% relative to the dollar, considering the average 2002 exchange rate and the probable 2003 average exchange rate.

Since commodity prices -- corn and soy -- are fixed by the international market, the amounts paid end up absorbing any devaluation. In the case of corn, in virtue of the amount of minimum inventories during their lifetime, there should be exactly enough in 2003 to demand. However, forecasts do not indicate a need for unusual amounts of imports to supply the domestic market.

Perdigao will continue its aggressive policy of launching new products in 2003, making it outstanding among the leading Brazilian food-producing companies. The company intends to present the Brazilian consumer with 27 new products, expanding its product line to 400 different items in the domestic market.

Thanks to diversification and to the excellent quality of its products, Perdigao is increasing its market share in the various segments in which it operates. According to Nielsen Institute data, in the yearly aggregate, Perdigao accounted for 25.3% of specialty meats , 33% of frozen meats and 38.2% of ready to eat - pasta.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


14.02- ADDITIONAL INFORMATION, BUT NOT OBLIGATION


On April 25, 2001, Perdigao S.A. and Sadia S.A. established a partnership to enhance markets in poultry, pork and foodstuffs in general in Russia, Lithonia, Lithuania, Estonia, Belo-Russia, Ukraine, Georgia, Azerbaijan, Turkmenistan, Uzbekistan, Kyrghyzstan, Tajikistan, Kazakhstan, Moldova, Afghanistan, South Africa, Egypt, Angola and other African countries, Cuba, the Dominican Republic, Iran, Jordan and Iraq, in order to create operational synergy.

In 10/28/2002, Sadia S.A. sold its shares of BRF Trading S.A. which became a wholly owned subsidiary of Perdigao S.A.. The subsidiary had its corporate name altered to BFF - Brazilian Fine Foods Trading S.A.. In the same way, BRF International became a wholly owned subsidiary of Perdigao Overseas S.A..


14.03- OTHER INFORMATION CONSIDERED IMPORTANT A BETTER COMPREHENSION OF THE COMPANY

PRESS RELEASE 02/06/2003 - PERDIGAO ANNOUNCES THE INVESTMENTS TO THE EXPANSION OF RIO VERDE AGRO INDUSTRIAL COMPLEX

New Package foresees investments in the Amount of R$ 200 Million in the Unit until 2007

SAO PAULO, Brazil, Feb. 6 - Perdigao S/A (NYSE: PDA) officially inaugurated the Rio Verde Agro Industrial Complex (GO) today, February 6, and announced an investment of R$ 200 million to expand the industrial facility and its integrated system by the year 2007. The ceremony was presided over by The Vice-President of Brazil,Jose Alencar, the Governor of Goias, Marconi Perillo, the Governor of Tocantins, Marcelo Miranda, the CEO of Perdigao, Nildemar Secches, the Minister of Tourism, Walfrido dos Mares Guia and the Executive Secretary of the Agriculture Ministry, Jose Amaury Dimarzio. During the ceremony, project financing agreements were signed with the state government and the Bank of Brazil , represented by its vice president, Ricardo Conceicao.

Considered one of the largest and most innovative of its kind in Latin America, the Perdigao project has already received R$ 700 million in investments and has created 3,700 direct jobs and 10,000 indirect. With yearly revenues forecast to reach R$ 720 million, the plant annually produces 60,000 tons of poultry, 30,000 tons of pork and 90,000 tons of processed products both for domestic market and for export to 14 countries.

EXPANSION

Perdigao and its pork and poultry outgrowers will make equal investments in the expansion project of the Agro Industrial Complex. The resources from these outgrowers will be acquired through financing from the Center-West Constitutional Fund (FCO), in partnership with the Bank of Brazil and the Goias state government. The implementation of new lines of pasta, hamburgers, sausages and breaded products is planned as well as the enlargement of the cured sausages (Calabreza-type), salted and fresh (Toscana and pork loin), bologna sausage and ham lines.

The expansion will take place over the next five years. In 2007, with the total expansion in place, the plant's total production volume should increase by 28,000,000 poultry/year and by 850,000 pork/year, representing an increase of more than 100% in poultry production and 170% in pork production, compared to 2002 volumes. As for processed meats, the 2007 production should increase more than 370% compared to 2002, which represents an additional production of 46 thousand tons per year. The new production lines will undergo technological innovations similar to those already in operation, making this plant one of the most advanced in the world.

The investments will not be limited to the industrial plant, however. The installation of 220 chicken-producing units is planned, as well as 60 piglets-producing units and 290 pork-termination system units.

The investment plan will allow Rio Verde to create between 800 and 1,000 new direct jobs and around 3,000 indirectly.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


14.03- OTHER INFORMATION CONSIDERED IMPORTANT A BETTER COMPREHENSION OF THE COMPANY


THE UNIT

The Rio Verde Agro industrial Complex occupies an area of two million square meter and includes a poultry slaughterhouse, a hog slaughterhouse, a meat processing unit, a pasta processing unit, a feed mill and hatchery. Falkenstein-Archittekten + Ingenieure of Germany designed the industrial complex based on innovative systems of functionality and production flow, assuring food safety. The farming and cattle-raising section contains a matrix poultry farm, artificial insemination center and more than 900 modules for raising poultry and pork.

The industrial area is equipped with high technology imported from Europe. The pasta factory production lines are totally automated and it allows adjustments and constant adaptation. The majority of employees were recruited locally and were trained in Perdigao units in southern Brazil. The training provided the workers the knowledge to adapt completely to the high technology used by the Company, which guaranteed its high productivity indices. A total R$ 1.2 million was invested in 262 thousand hours of training.


ENVIRONMENT AND SOCIAL PROJECTS

Throughout the project, the company adopted strict environmental and conservation guidelines. Among the main initiatives is an effluent treatment system, designed to meet the needs of the entire complex, with capacity of 8 thousand cubic meters a day, and the planting of 3.7 million eucalyptus seedlings on 1,804 hectares of farmland.

Perdigao has been developing several programs to strengthen the infrastructure of the services offered to the people in Rio Verde, mainly in the health, security and education areas. One of them is the "Projeto Atende"(Assistance Project), implemented jointly with BNDES and the City Hall, in which some R$ 2 million has already been invested. In the effort to decentralize and improve health services, nine health centers have been opened next to police stations at strategically located points in both urban and rural areas.


PRESS RELEASE 02/05/2003 - PERDIGAO INAUGURATES RIO VERDE AGRO INDUSTRIAL
COMPLEX

Investments of R$ 700 million made in the Rio Verde Unit, that has 3,700 employees

SAO PAULO, Brazil, Feb. 5 - The Vice-President of Brazil, Jose de Alencar, will preside over PERDIGAO S/A'S (NYSE: PDA) Agro Industrial Complex inauguration ceremony in Rio Verde this Thursday, February 6. At the event, the unit's expansion will be announced and the company will sign project financing agreements with the Goias government and Banco do Brasil.

One of the largest, most innovative of its kind in Latin America, the Perdigao project has already received R$ 700 million in investments and has created 3,700 direct jobs and 10,000 indirect. The plant annually produces 60,000 tons of poultry, 30,000 tons of pork, 90,000 tons of processed products both for domestic consumption and for export to 14 countries.

The two-million square meter Rio Verde Agro industrial Complex includes a poultry slaughterhouse, a hog slaughterhouse, a meat processing, a pasta processing, a feed mill and hatchery. Falkenstein-Archittekten + Ingenieure of Germany designed the industrial complex based on innovative systems of functionality and production flow, assuring food safety. The farming and cattle-raising section contains a matrix poultry farm, artificial insemination center and more than 900 modules for raising poultry and pork.

Throughout the project, the company has adhered to strict environmental conservation guidelines and developed several programs to strengthen the services offered to Rio Verde's population, mainly in the areas of health, security and education.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


14.03- OTHER INFORMATION CONSIDERED IMPORTANT A BETTER COMPREHENSION OF THE COMPANY



PRESS RELEASE 12/11/2002 - PERDIGAO WILL GENERATE OVER 1,600 JOBS AND INVEST SOME R$ 100 MILLION IN 2003

Perdigao will generate more than 1,600 new jobs during the course of 2003. Despite the incorporation of permanent advanced technologies in its industrial lines and productive processes, the company continues expanding its employee base and improving its workforce. Nowadays, the Company employs more than 23,500 workers in its 15 meat and soy industrial units and seven feed plant.

The investment outlook for the next fiscal year is approximately R$ 100 million, that will be used to expand, modernize and increase productivity in all company units located in the south of Brazil (Rio Grande do Sul, Santa Catarina and Parana) and Goias.

The year 2002 closes with estimated gross revenues of more than R$ 3.3 billion, an 18% increase compared to 2001. According to Perdigao's CEO Nildemar Secches, 2003 projections are for a growth at about 8% in volume.

Mr. Secches said the economic framework on which planning has been based for next year, forecasts GDP growth of 1% and an annual inflation rate of approximately 15% (IGPM). Based on government figures, the real is expected to devaluate in relation to the dollar, by approximately 10% in 2003.

Despite the unfavorable scenery created by new health regulations and European Union tariff barriers, exports have continued to grow in 2002. Sales to foreign markets should surpass R$ 1.2 billion this fiscal year, which corresponds to 41% of net sales. Aided by the resolution of initial difficulties in trading with Canada and China as well as the opening of new markets, next year's exports are expected to grow by 16%.


RAW MATERIALS

Despite the increases forecast in domestic production of corn and soy in the 2002/2003 seasons of 5% and 15%, respectively, the CEO of Perdigao estimates that the average prices of principal raw materials next year will be above the 2002 average. Mr. Secches bases this on international prices being sustained and on the expectation of the Real devaluating by 20% relative to the dollar, considering the average 2002 exchange rate and the probable 2003 average exchange rate.

Since commodity prices -- corn and soy -- are fixed by the international market, the amounts paid end up absorbing any devaluation. In the case of corn, in virtue of the amount of minimum inventories during their lifetime, there should be exactly enough in 2003 to demand. However, forecasts do not indicate a need for unusual amounts of imports to supply the domestic market.

Perdigao will continue its aggressive policy of launching new products in 2003, making it outstanding among the leading Brazilian food-producing companies. The company intends to present the Brazilian consumer with 27 new products, expanding its product line to 400 different items in the domestic market.

Thanks to diversification and to the excellent quality of its products, Perdigao is increasing its market share in the various segments in which it operates. According to Nielsen Institute data, in the yearly aggregate, Perdigao accounted for 25.3% of specialty meats , 33% of frozen meats and 38.2% of ready to eat - pasta.

RELEVANT FACT - 10/28/2002

In accordance with Instruction 358 of the Brazilian Securities and Exchange Commission (CVM) dated January 3rd 2002, and in accordance with their disclosure policies, Sadia S.A. and Perdigao S.A. hereby communicate the dissolution of the partnership, constituted on 08.29.2001, at BRF Trading S.A., which was created exclusively to export its products to Russia, Caucasian countries, Eurasia, African Continent, Cuba and Dominican Republic.
The decision was taken in a mutual agreement, which allows, henceforth, each of the former partners to perform in the referred markets in an independent way.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------


14.03- OTHER INFORMATION CONSIDERED IMPORTANT A BETTER COMPREHENSION OF THE COMPANY


Therefore, Sadia S.A. is withdrawing from BRF Trading S.A., that with a new Company name will become a wholly owned subsidiary of Perdigao.


PRESS RELEASE - 04/02/2002 - PERDIGAO SELLS MOCOCA AGROINDUSTRIAL COMPLEX IN SAO PAULO

Perdigao S.A. today announced that it sold the Mococa agro-industrial complex in the state of Sao Paulo to local entrepreneurs for R$6 million. This transaction is part of the Company's program to dispose of non-operating assets and to concentrate investments in regions in which it has a strong presence. The Mococa complex includes a non-operational meat-packing plant with slaughtering capacity of 20,000 poultry/day; an idle hatchery, with capacity to raise up to 1.4 million chicks/month; and an idle feed plant capable of producing 3.2 tons/month.

Entrepreneurs Valter Netto and Flavio Netto, who operate in the regional live chicken market, purchased the plant in order to expand investments in poultry processing. A partnership contract was signed between the buyers and Perdigao to supply one-day old chicks to Perdigao's productive units in the southern region, and to supply the broiler parent farms in Brotas (Sao Paulo state) and Arceburgo (Minas Gerais state), where the Chester(R) genetics project is located.


SHAREHOLDERS' COMPOSITION

Shareholders' composition on March 31, 2003


                                   COMMON                PREFERRED
      SHAREHOLDERS                 SHARES        %          SHARES        %          TOTAL         %
                                ----------  ------      ----------   ------       ----------  ------
Controlling shareholders        12,359,418   79.88      10,770,005    36.91       23,129,423   51.80
Management:
  Board of Directors (*)         1,568,431   10.14       1,859,580     6.38        3,428,011    7.68
  Executive Officers             -            -                  2    -                    2    -
Fiscal Council                   -            -                 12    -                   12    -
Treasury shares                      7,900    0.05         135,595     0.46          143,495    0.32
Other shareholders               1,536,208    9.93      16,415,233    56.25       17,951,441   40.20
                                ----------  ------      ----------   ------       ----------  ------
Total                           15,471,957  100.00      29,180,427   100.00       44,652,384  100.00
                                ----------  ------      ----------   ------       ----------  ------
Shares outstanding               3,104,639   20.07      18,274,827    62.63       21,379,466   47.88
                                ==========  ======      ==========   ======       ==========  ======
(*) Including Weg S.A.



Shareholders' composition on March 31, 2002

                                   COMMON                PREFERRED
      SHAREHOLDERS                 SHARES        %          SHARES        %          TOTAL         %
                                ----------  ------      ----------   ------       ----------  ------
Controlling shareholders        12,339,317   79.75      10,591,605    36.30       22,930,922   51.35
Management:
  Board of Directors (*)         1,568,431   10.14       1,841,580     6.31        3,410,011    7.64
  Executive Officers             -            -                  2    -                    2    -
Fiscal Council                   -            -                 12    -                   12    -
Treasury shares                      7,900    0.05         135,595     0.46          143,495    0.32
Other shareholders               1,556,309   10.06      16,611,633    56.93       18,167,942   40.69
                                ----------  ------      ----------   ------       ----------  ------
Total                           15,471,957  100.00      29,180,427   100.00       44,652,384  100.00
                                ----------  ------      ----------   ------       ----------  ------
Shares outstanding               3,124,740   20.20      18,453,227    63.24       21,577,967   48.32
                                ==========  ======      ==========   ======       ==========  ======

(*) Including Weg S.A.


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

14.03- OTHER INFORMATION CONSIDERED IMPORTANT A BETTER COMPREHENSION OF THE COMPANY


Shareholders' composition with more than 5% of voting capital on March 31, 2003:

                                                         Common                   Preferred
                                                         shares       %              shares       %
                                                       ----------  ------         ----------  ------
Previ - Caixa Prev. Func. Bco. Brasil (*)               2,865,318   18.52          3,972,428   13.61
Fun. Telebras Seg. Social - Sistel (*)                  2,766,917   17.88            144,889    0.50
Petros - Fund. Petrobras Seg. Soc. (*)                  2,255,562   14.58          1,905,261    6.53
Fapes (Fund. Assist. Prev. Social)-BNDES (*)            1,908,201   12.33          2,541,461    8.71
Weg S.A.                                                1,566,862   10.13          1,768,172    6.06
Real Grandeza Fundacao de APAS (*)                      1,579,469   10.21         -             -
Bradesco Vida e Previdencia S.A.                        1,156,411    7.47            285,720    0.98
Valia - Fund. Vale do Rio Doce (*)                        303,609    1.96          1,544,786    5.29
Telos - Fund. Embratel de Seg. Social (*)                 165,537    1.07            510,120    1.75
Previ-Banerj (*)                                          514,805    3.33            151,060    0.52
                                                       ----------  ------         ----------  ------
Sub-total                                              15,082,691   97.48         12,823,897   43.95
Others                                                    389,266    2,52         16,356,530   56.05
                                                       ----------  ------         ----------  ------
Total                                                  15,471,957  100.00         29,180,427  100.00
                                                       ==========  ======         ==========  ======


(*) Shareholders that are part to a Shareholders' Agreement.

HOLDERS OF MORE THAN 5% OF VOTING CAPITAL TILL THE PERSON LEVEL:

WEG S.A.

                                          COMMON SHARES       %   PREFERRED SHARES      %
                                          -------------  -------  ---------------- ------
Weg Participacoes e Servicos S.A.           279,140,000   96.92       26,725,000     8.10
Others                                        8,860,000    3.08      303,230,000    91.90
                                          -------------  -------  ---------------- ------
Total                                       288,000,000  100.00      329,955,000   100.00
                                          =============  =======  ================ ======

BRADESCO VIDA E  PREVIDENCIA S.A.

                                          COMMON SHARES        %  PREFERRED SHARES      %
                                          -------------  -------  ----------------  -----
Bradesco Seguros S.A. (a)                   791,364,353   99.99        -                -
Others                                               12    0.00        -                -
                                          -------------  -------  ----------------  -----
Total                                       791,364,365  100.00        -                -
                                          =============  =======  ================  =====


BRADESCO SEGUROS S.A. (A)

                                          COMMON SHARES        %  PREFERRED SHARES      %
                                          -------------  -------  ----------------  -----
Banco Bradesco S.A. (b)                         625,314    99.66        -            -
Others                                            2,134     0.34        -            -
                                          -------------  -------  ----------------  -----
Total                                           627,448   100.00        -            -
                                          =============  =======  ================  =====


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

14.03- OTHER INFORMATION CONSIDERED IMPORTANT A BETTER COMPREHENSION OF THE COMPANY


BANCO BRADESCO S.A. (B)

                                          COMMON                     PREFERRED
                                          SHARES               %        SHARES          %
                                        ---------------   ------  ---------------  ------
Cidade de Deus  Cia. Comercial de       381,004,321,232   49.91       103,800,000    0.01
Participacoes (c)
Fundacao Bradesco                       126,464,714,394    16.56   17,641,630,092    2.35
Others                                  255,988,832,839    33.53  734,244,715,629   97.64
                                        ---------------   ------  ---------------  ------
Total                                   763,457,868,465   100.00  751,990,145,721  100.00
                                        ===============   ======  ===============  ======


CIDADE DE DEUS CIA. COMERCIAL DE PARTICIPACOES (C)

                                          COMMON                     PREFERRED
                                          SHARES               %        SHARES          %
                                        ---------------   ------  ---------------  ------
Nova Cidade de Deus Participacoes         2,024,355,764   43.16        -            -
S.A. (d)
Fundacao Bradesco                         1,533,275,100   32.69        -            -
Lia Maria Aguiar                            417,744,408    8.91        -            -
Lina Maria Aguiar                           417,744,408    8.91        -            -
Others                                      296,732,820    6.33        -            -
                                        ---------------  -------  ---------------  ------
Total                                     4,689,852,500  100.00        -            -
                                        ===============  ======   ===============  ======

NOVA CIDADE DE DEUS PARTICIPACOES S.A. (D)

                                          COMMON                     PREFERRED
                                          SHARES               %        SHARES          %
                                        ---------------   ------  ---------------  ------
Fundacao Bradesco                            70,840,798    46.30      162,122,728   98.35
Elo Participacoes S.A. (e)                   82,157,662    53.70        -            -
Caixa Beneficente dos Func. do                   -            -         2,723,027    1.65
Bradesco                                ---------------  -------  ---------------  ------
Total                                       152,998,460   100.00      164,845,755  100.00
                                        ===============  =======  ===============  ======

ELO PARTICIPACOES S.A. (E)

On March 31, 2003 none of the shareholders held individually more than 5% of the voting capital of the Company.

                                          COMMON                     PREFERRED
                                          SHARES               %        SHARES          %
                                        ---------------   ------  ---------------  ------
Total                                        75,983,821   100.00       50,671,844  100.00
                                        ===============   ======  ===============  ======

SHAREHOLDERS' COMPOSITION OF CONTROLLING SHAREHOLDERS, EXECUTIVE OFFICERS AND
FISCAL COUNCIL ON MARCH 31, 2003:

                                          COMMON                     PREFERRED
                                          SHARES               %        SHARES          %
                                        ---------------   ------  ---------------  ------
a) Controlling shareholders                  12,359,418    79.88       10,770,005    36.91
b) Executive officers and fiscal              1,568,431    10.14       1,859,594     6.38
   council(*)


FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

14.03- OTHER INFORMATION CONSIDERED IMPORTANT A BETTER COMPREHENSION OF THE COMPANY


b.1) Executive Officers and Fiscal Council

                                           ----------------------------------------------
                                             COMMON SHARES      %        PREFERRED    %
                                                                           SHARES
                                           ----------------------------------------------
Board of Directors - Direct participation            1,569   0.01          91,408   0.31
Board of Directors - Indirect                    1,566,862  10.13       1,768,172   6.06
participation (*)
Executive Officers                                       -      -               2   0.00
Fiscal Council                                           -      -              12   0.00


(*) Indirectly beneficially of a member of the board of directors by the company Weg S.A. - 10.13% of the common shares and 6.06% of the preferred shares.

FREE FLOAT SHARES

On March 31, 2003 there were 21,379,466 free float shares, 47.88% of total issued, an amount of 3,104,639 common shares and 18,274,827 preferred shares, representing 20.07% and 62.63% respectively.

According to the new rule established by CVM (Brazilian Securities Commission) the 20F/USGAAP Form will be delivered through the IPE system as "Informations given to foreign stock markets - 20F Form".

14.05 - INVESTMENT PROJECTS

1 - OPTIMIZATION PROJECT OF THE EXISTING PLANTS

Optimization of the existing plants by increasing their installed capacity and productivity through modernization of the productive process.
Period: from 1995 to 1998
Creating 3,000 direct jobs and 1,300 outgrowers.
For the support of the project, IFC released R$ 33.95 million in December/95, and R$ 19.8 million in April/96. Over 1996, BNDES released R$ 70.0 million and, in 1997, additional R$ 39.6million. The remainder was financed with the Company's own resources.

2 - EXPANSION PROJECT

Period: from 1997 to 1999.
Funds: BNDES released R$ 40.0 million in 1999, R$ 10.4 million in January/2000 and the remainder was Company's own resources.


3 - AGROINDUSTRIAL COMPLEX OF RIO VERDE - GOIAS

The Expansion Program contemplates the growth of the company following the already defined strategic assumptions and certain marketing objectives:
Building of the industrial unit of Rio Verde - GO.
Start up: 2000 - Full capacity: 2003.
Creating more than 3,000 direct jobs.
Funds: Nearly 1/3 owned - 2/3 of third parties.
Over 1998, BNDES released R$ 34.83 million, R$ 46.46 million in 1999, R$ 72.49 in 2000 and R$ 25.84 millions in 2001 for this project. The remainder of investments will come from the Company's cash generation.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

14.05 - INVESTMENT PROJECTS

4 - NEW PROJECTS - EXPANSION PROJECT III

Period: from 2000 to 2003.
Among these new projects there are productivity projects in the industrial units in South Brazil, the Distribution Center in Campinas, Sao Paulo state, the pasta industrial unit in Lages, Santa Catarina state and investments in hatcheries, and in the industrial unit of Carambei, Parana state.
Funds: BNDES approved R$ 56.8 millions for this projects and released, in 2002, R$ 15.81 millions. The remainder of investments came from the Company's cash generation.

5- INVESTMENTS ( R$ MILLION)


                       1995     1996     1997      1998     1999     2000     2001     2002    2003*    TOTAL
Optimization Project       55      124        58       35        -        -        -        -        -      272
New Projects                -        -        18       59       60       33       61       75       70      376
Agroind. Complex            -        -         5       39      130      154       42       26       30      426
Frigorifico Batavia         -        -         -        -        -       29       28        -        -       57
TOTAL                      55      124        81      133      190      216      131      101      100    1,131

6 - CAPACITY


                                               1994         2000         2001         2002        2003*
Poultry Slaughter (Thousand heads/week)           2,715        6,540        7,119        8,200        9,000
Hog Slaughter (Thousand heads/week)                  22           44           50           57           64
Poultry Meats (Thousand tons/year)                  162          409          440          520          570
Pork/Beef  Meats (Thousand tons/year)               159          306          350          400          450
Total Meats (Thousand tons/year)                    321          715          790          920        1,020

* Estimated
Frigorifico Batavia S.A., acquired 51% on 2000 and the remain on 2001, is included in the capacity table above.

15.01 - ENVIRONMENTAL ISSUES

Continuous investments for environmental preservation and improvement of the quality of life of the communities where the Company is inserted.

We dedicated R$3.8 million to environmental investments last year. We are consolidating our Environmental Management Project and preparing our major plants in the south - Salto Veloso, Marau, Capinzal and Videira - for ISO 14001 certification which incorporates the best environmental conservation practices. Perdigao has an outstanding record in the search for energy conservation and the development of alternative energy sources based on industrial waste and hog manure. We have achieved a significant reduction in water consumption and also take part in a number of projects for preservation and recuperation of natural reserves, such as the Herminio Salata de Almeida Island, in Videira, a project which we began two years ago.

Perdigao supports many research projects in the hog manure treatment area, together with universities, class entities, federal and state government. The aim is to find effective solutions with low costs for small, medium and big producers

Perdigao finalized the implementation of its Environmental Management Project, a condition of the ISO 14001 certification for its Salto Veloso unit (State of Santa Catarina), which is serving as a role model for all other plants.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

15.01 - ENVIRONMENTAL ISSUES

This Program also extended to the Marau (State of Rio Grande do Sul) plant, with implementation scheduled for August 2003. The Program is due to be introduced at Capinzal (State of Santa Catarina) in 2004 and Videira in 2005. Under this schedule, all Perdigao's main industrial plants in the south of the country will be ready for environmental certification. Marau, Salto Veloso and Capinzal are already ISO 9001 certified and Videira is in the process of being certified.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

16.01 - CLAIMS WITH VALUE HIGHER THAN 5% OF SHAREHOLDERS'EQUITY OR OF NET PROFIT


1- Item  2- Description     2-    Shareholders' 4-Net Profit (%)    5-Provision         6-Amount  (thousand
                            Equity (%)                                                  R$)
   01    Labor                            24.52            2,012.97         YES                     165,708
   02    Tax                              58.00            4,760.86         YES                     391,914
   03    Others                           14.56            1,194.87         YES                      98,362


17.01 - OPERATIONS WITH RELATED COMPANIES

The Holding maintains the following relations with its subsidiaries:

o It grants guarantees for loan contracts, charging up to 1.00% over the amount of the guarantee.

o Occasionally it grants loans under the terms of effective law and in market conditions.

o    Commercial operations are realized between subsidiaries in market terms.

18.01 - BY-LAWS

I - Name, head offices, term and object

Article 1 st - PERDIGAO S.A. is a Company organized by instrument filed with the Board of Trade of the State of Sao Paulo, under n(0) 35300149947, on 05/14/97, governed by this By-laws and applicable legal provisions.

Article 2 nd - The Company has indefinite term of duration, head offices and jurisdiction in the City and Judicial District of Sao Paulo, State of Sao Paulo, at Av. Escola Politecnica, n(0) 760 - 2 nd floor, Jaguare District, being able to set up branches, agencies, offices and other facilities in any part of the national territory or abroad.

Article 3 rd - The Company has as object:

1) The exploitation of cold storage slaughterhouses;

2) The industrialization and trade of:

a) food, as a whole, including its inputs and byproducts;
b) animal feed and nutritious for animals;
c) packaging of all kinds; d) soap and detergents;

3) the rendering of food services as a whole;

4) the industrialization, refining and commercialization of vegetal oils;

5) the exploitation, conservation, storage, ensilage and trade of grains and its derivatives and byproducts;

6) the extraction, industrialization and trade of timber;

7) the agriculture, cattle raising, hog raising and poultry raising, forestation and reforestation, including the industrialization and trade "in natura", without processing and industrialization of the products resulting from those activities;

8) The promotion of activities, programs, technical assistance and fostering towards the development of the domestic farming and cattle raising.

9) The retailing and wholesaling trade of consumer and production goods;

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

18.01 - BY-LAWS

10) The road cargo transport as a whole;

11) Services of repairing, maintenance and conservation of machines and vehicles;

12) The export and import of consumer and production goods; and

13) Interest in other companies aiming at the most comprehensive accomplishment of its social goals;

14) Interest in projects necessary to run the Company.

II - Stock Capital

Article 4 th - The Stock Capital is of R$ 490,000,000.00 (four hundred ninety million Brazilian Reais), divided into 44,652,384 (forty four million, six hundred fifty two thousand, three hundred eighty four) shares, being 15,471,957 (fifteen million, four hundred seventy one thousand and nine hundred fifty seven common) shares and 29,180,427 (twenty nine million, one hundred eighty thousand, four hundred twenty seven preferred) shares, all nominative and without par value. The Company is authorized to increase, regardless of amendment to the By-laws, the Stock Capital until the limit of 60,000,000 shares, being 20,040,000 common shares and 39,960,000 preferred shares. Apart from resolutions by the Board of Director otherwise stating, shareholders are not entitled to preemptive rights, in any share issuance or of debentures convertible to shares and subscription bonus, whose placement is done by selling in stock exchange, public subscription or share exchange in takeover bid, according to applicable law.

Paragraph 1st - The shares are indivisible and each common share entitles to one vote in the resolutions taken in the General Meetings.

Paragraph 2nd - The Board of Directors shall authorize the maintenance of common and/or preferred shares in deposit account at a Finance Institution to be designed.

Paragraph 3rd - The Company may collect from the shareholders the cost of share ownership transfer, share split or share grouping and certification replacement.

Paragraph 4th - Upon proposal of the Board of Directors, General Meeting may authorize the Company to issue and offer to subscription any other classes of shares in addition to those already existing, or increase of existing classes without keeping proportion with the others, setting up the conditions for their placement and advantages thereon.

Paragraph 5th - Upon proposal of the Board of Directors following its corresponding plan, the General Meeting may authorize the Company to grant the purchasing option of shares to its officers or employees or individuals that may render services to the Company or controlled company.

Paragraph 6th - There is no statutory restriction that may obstruct or prevent free negotiation of the shares from being done.

Article 5th - Preferred shares are entitled to all rights lawfully assured to the common shares, except the right to vote.

Paragraph 1st - Preferred rights consist of: a) inclusion of the preferred shares in the Public Offering for the sale of controlling ownership, in order to assure to these shares the minimum price of eighty percent (80%) of the amount paid per share with voting rights that integrates the controlling block of shares, as provided in Article 254-A, of Law 6404/76; b) priority in the receipt of a cumulative fixed dividend equivalent to one thousandth of Brazilian real (R$ 0,001) for each lot of one thousand (1,000) shares, participating in the profits distribution in equal conditions with the commom shares, after the later have been assured a dividend equal to the minimum dividend required by law; c) reimbursement of the capital in the event of the Company liquidation, according to the resolution of the General Meeting"

Paragraph 2nd - Preferred shares having priority in the payment of accrued fix dividends, as provided by the foregoing paragraph, are entitled to receive such dividends in the fiscal year in which profit is insufficient to the account of capital reserves provided by the Paragraph 1 st of the Art. 182, of Law 6.404/76.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

18.01 - BY-LAWS

Paragraph 3rd - Under resolution of the General Meeting and in connection with proposal of the Board of Directors, the Company may issue, at any time, new redeemable shares, considering the market conditions for determining the redeemable value and maturity date.

Paragraph 4th - Upon resolution of the General Meeting, the Company may approve the partial translation of preferred shares into common shares, at the shareholder's discretion, respecting the conditions set forth in such General Meeting.

Article 6th - Upon resolution of the General Meeting, in connection with proposal of the Board of Directors, the stock capital of the Company may increase through profit or reserve capitalization, being optional the issuance of new shares corresponding to the increase among its shareholders, at the rate of the numbers of shares they own.

Paragraph 1st - Preferred shares shall equally participate as the common shares of the capital increases referred to in the head hereof.

Paragraph 2nd - The Company may increase its stock capital through public or private offer, allowed partial or total increase, upon preferred shares or redeemable preferred shares, provided it does not exceed the maximum limit of two thirds (2/3) of the stock capital.

Paragraph 3rd - The culpable delay of the shareholder as to his capital paid-in shall imply interest collection of 1% (one per cent) per month, fine of 10% (ten per cent) over the installment, without prejudice to other legal punishment.


III - General Meeting

Article 7th - The General Meeting, called and held pursuant to the law and the By-laws hereof, shall ordinarily meet within four months after the end of the fiscal year and extraordinarily if the company interests and issues require shareholders' resolutions.

Paragraph 1st - The works of the General Meeting shall be conducted by the board formed by the Chairman of the Board of Directors, or its representatives, and one or more secretaries appointed by them.

Paragraph 2nd - The resolutions of the Meeting, except those provided by law, shall be taken by absolute majority of votes attending the meeting, without regard to blank votes, through process to be adopted by the members of the board.

Paragraph 3rd - Seven days prior to the General Meeting, the share transfer services may be interrupted.

Paragraph 4th - The first call for General Meeting will be made 15 days in advance.

IV - Management

Article 8th - The Board of Directors and Executive Management shall be responsible for the Management of the Company, as provided by law and by these By-laws.

Paragraph 1st - The Company Management are exempt from rendering collateral for the performance of their mandates.

Paragraph 2nd - It is expressly forbidden and shall be wholly void and null the act of any manager, proxy or employee of the Company involving it in liabilities related to business and operations strange to its object, without prejudice to the civil or criminal responsibility, if it is the case, to which they are subject under such provision.

Article 9th The General Meeting shall establish the monthly global compensation for the Management, including benefits of any nature and the procuration fee , having in account their responsibilities, and their dedication to the performance of their duties, their competence and professional prestige and the value of their services in the market. The Board of Directors during appropriate meeting, shall set forth the criteria for the compensation ratio for each Counselor and Director.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

--------------------------------------------------------------------------------
1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
--------------------------------------------------------------------------------

18.01 - BY-LAWS

V - Board of Directors

Article 10 - The Board of Director comprises seven effective members and equal number of substitutes. They must be shareholders of the Company, elected by the General Meeting , for a period of management of two years, being allowed the re-election.

Paragraph 1st - When election takes place, the Meeting shall appoint among the member of the Board of Directors, a Chairman and a Vice-Chairman, the latter substituting the Chairman during his absences or impediments, as well as in case of vacancy.

Paragraph 2nd - The Board of Directors shall ordinarily meet together and by call of the Chairman,. at least once a month, and extraordinarily , whenever necessary, with a minute thereon being properly written in its book.

Paragraph 3rd - The meetings of the Board of Directors shall be ordinarily called by the Chairman, only being installed with the presence, at least, of 2/3 of its members.

Paragraph 4th - Except for the matters in the article 12 of these By-laws, the resolutions of the Board of Directors shall be taken by majority of the votes of the presents, the President entitled to the casting vote in case of equivalence of votes, without prejudice to his singular vote.

Paragraph 5th - In case of vacancy of the effective office and its substitute in the Board of Directors the remaining members shall appoint a substitute for the exercise of the office until the next General Meeting, when shall be elect a new Counselor for fulfilling the mandate. In the event of simultaneous vacancy higher than a third (1/3) of its member, a General Meeting shall be called within 30 days of such event, for the election and taking office of the substitutes. Their mandates shall coincide with those of the remaining Counselors.

Article 11 - The Board of Directors shall:

1) to determine the general orientation for the deals of the Company.

2) to elect and remove directors of the Company and determine their duties and compensation, according to the provisions herein;

3) to oversee the management, examine at any time the books and documents of the Company, request information on the agreements already made up or to be made up e any other acts;

4) to call the General Meeting as it deems fit and in the cases provided by law;

5) to give opinion on the Management Report and Executive Management's accounts;

6) to set forth criteria for the compensation ratio following the global amount established by the General Meeting and for the profit sharing;

7) to authorize the Executive Management to guarantee and endorse subsidiaries and associated and, occasionally, third parties when related to matters involving the operating activities of the Company;

8) to authorize the Executive Management to place products and movable properties and real estates of the Company at disposal of the subsidiaries and associated in a manner that they could offer those properties as guarantees to the Financial Institutions, when contracting loans.

9) to give opinion on the installation or suppression of the Company's premises at any place within national territory or abroad;

10) to choose and remove independent auditors;

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

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01629-2                       PERDIGAO S.A.               01.838.723/0001-27
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18.01 - BY-LAWS

11) to propose to the General Meeting the issuance of new shares, above the authorized capital stock limit;

12) to decide on the acquisition of shares issued by the Company for their cancellation or maintenance in treasury and, in the last case, to resolve over their occasional disposal.

13) to decide on the issuance of trade notes (commercial paper) and other similar securities;

14) to decide on the issuance of shares within the limits of the authorized capital, determining the quantity, type and class of the shares, their requirements for paying in and the related subscription prices and premiums as well as how preemptive rights shall be granted;

15) to decide on the survey of balance sheets for the semester or interim ones, as well as state the semester dividends to the account of computed profits in these balances or for the Accrued Profit Account or Profit Reserve existing in the last annual balance sheet or for the semester, as provided by law and/or interest distribution as per Law 9.249/95.

16) to prior approve and establish the acts to be carried out by the Executive Management while shareholders and/or participants in another companies, and/or partners in another companies, expressing also the tenor of the vote to be pronounced by the Company during the meetings and/or meeting of the shareholders of those companies in which the Company participates;

17) to submit proposal for approval by the Meeting of grant of purchase option of shares by its officer and employees or by individuals rendering services to the Company or company under its control, within the limit of the authorized capital;

18) to authorize changes in the marketability and issuance of American Depositary Receipts - ADRs.

Article 12 - The approval of the following issues shall depend on the favorable vote of 2/3 (two thirds) of the Board of Directors:

1) proposals of changes in the articles of association related to the term of the company, object, capital increases or decreases, except when resulting from the capitalization of reserves for price-level restatement of the stock capital, issuance of securities and/or marketable securities, exclusion of the preemptive rights in the subscription of shares and other securities and/or marketable securities, dividends, interests on capital, powers and duties of the General Meeting, frame and duties of the Board of Directors and Management and respective quorum for deliberations.

2) split, amalgamation, transformation, liquidation, winding up, appointment of liquidators, composition with creditors, concordats, bankruptcy, stoppage or closing of business;

3) proposals on the creation, acquisition, assignment, transfer, disposal and/or encumbrance of any title or form, of a) share interest and/or any securities in any companies; b) real estates of any value; and c) properties of fixed assets representing, severally or jointly, amount equal to 2.5% (two point five per cent) or more of the shareholders' equity of the Company;

4) to set forth limits as per value, term or type of operation for the contracting of loans, financing or personal or real estate guaranties;

5) approval of expenses and financing operations concerning the activities of soybean, corn and other inputs not expressly anticipated in the general budget, and of hedging of any kind whether involving or not future or options market;

6) grant or rendering of guaranties, borrowings, loans to any subsidiaries and/or associated of the Company and/or its employees;

7) making up of operations and business of any kind with shareholders, its controllers, subsidiaries and associated, or officers, employees and relatives thereof;

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

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1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
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18.01 - BY-LAWS

8) approval of annual and multi -annual integrated budgets (budgets of operations, investments and of cash flows) of the company and its subsidiaries and associated, establishment of the investment policy and business strategy. The annual, general and integrated budget shall always be approved until the November prior to the civil year to what it refers, and shall cover the whole twelve days of the next fiscal year. At any time during the civil year, the company budget shall cover a minimum term of 6 (six) months. The execution and making up of the approved budget shall be monthly revised during the ordinary meetings of the Board of Directors;

9) The election of the Executive Management, appointing the Chief Executive Officer and his occasional substitute in case of impediment or absence;

10) issuance, purchase, amortization and/or redemption of shares, debentures whether convertible or not, founder's shares, subscription bonus and any other securities;

11) setting up of the policy for dividend payments;

12) approval of assignment, transfer and/or acquisition of any rights related to marks, patents, production and technology processes.

VI - The Executive Management

Article 13 - The Executive Management shall comprise untill 08 (eight) directors, elected for a term of 2 (two) years, allowed re-election, being 1(one) Chief Executive Officer and the others Directors with designation and duties to be proposed to the Board of Directors by the Chief Executive Officer, according to the terms of the Article 14 below, all of them professionals meeting the requirements in the Article 16 below.

Article 14 - The Directors shall severally:

1) As to the Chief Executive Officer:
a) call and chair the meetings of the Executive Management;

b) represent the Executive Management during the meetings of the Board of Directors;

c) submit to the Board of Directors the proposals of the Executive Management concerning the investment plan, organic structure, qualifications for charges and duties, establishment and amendment of the Internal Regulation and other general rules and regulations for the operation of the Company and its subsidiaries and associated.

d) oversee and direct the business and activities of the other Directors;

e) submit to the Board of Directors the financial statements, operating and investment budgets, the financial planning and the cash flow;

f) propose to the Board of Directors offices of Directors, whether with special designation of not, and the related members for the performance of specific duties deemed by it as necessary;

2) To the others Directors, whose designation shall be given by the Board of Directors, upon suggestion of the Chief Executive Officer:

a) direct, coordinate and oversee the specific activities under his responsibility;

b) execute specific tasks attributed to them by resolution of the Chief Executive Officer.

Article 15 - When defining functions and responsibilities of the Directors, the Chief Executive Officer shall take into account that the financial and controlling area must engross the following activities:

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

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1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
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18.01 - BY-LAWS

a) to prepare, together with other directors, under coordination of the Chief Executive officer, the budgets to be submitted to the approval of the Board of Directors and undertake the whole control on the execution thereof, mainly as for the cash flow control;

b) to direct the execution of the economical and financial policy, supervising the economical and financial activities, under the instructions of the Board of Directors; to arrange and coordinate the information system necessary to its performance, as well as to oversee all controlling activities, and settle the market relations policy.

Article 16 - The designation of the Executive Management shall be executed by the Board of Directors among the previously chosen candidates by the Chief Executive Officer. For that purpose, the Chief Executive Officer shall address to the Management Council a copy of the curricula vitae of the candidates, showing together with the terms of their hiring and all other necessary information to the evidence of their qualifications, as settled in Article 17 below.

Article 17 - The Executive Management shall be solely integrated by professionals with proved academic skill, acquired through courses or compatible activities with such functions in question.

Article 18 - The Executive Management, bounded by limits set by Law and by the instrument hereof, is vested with the general management powers which allows it the practice of all acts necessary to the regular functioning of Company, aiming at accomplishing its objects.

Paragraph 1st - The active or passive representation of the Company, in or out court, as well as the performance of all legal acts shall be under responsibility of 2 (two) member of the Executive Management as a whole, except from acquisition, .assignment, transfer, disposal and/or encumbrance, at any title or form, of:

a) share interests and/or any securities in any companies;

b) real estate of any value and properties from the permanent assets, in which case the responsibility shall be exclusively held by the Chief Executive Officer or his substitute, together with other director.

Paragraph 2nd - The Management Executive, through two members and upon qualified instruments, may appoint attorneys in fact with especial powers to act on behalf hereof , enforceable until December 31 of each year, except the power of attorney as to their dates, observing the limitations and restrictions aforementioned in the paragraph 1st above and established by the Management Council.

Article 19 - The Executive Management shall hold meetings whenever they may deemed fit. The corresponding minutes shall be written in proper book.

Paragraph 1st - The resolutions of the Management Executive shall be taken by majority of votes, the casting vote being privilege of the Chief Executive Officer, or his substitute, without prejudice to his single vote

Paragraph 2nd - The quorum to validating the resolutions of the Management Executive shall be of 2/3 (two thirds) of its members, always with the presence of the Chief Executive Officer or his substitute.

Paragraph 3rd - In their absences or temporary impediments, the directors shall be substitute for another director among them, upon appointment of the Chief Executive Officer. In the event of vacancy, the Board of Directors shall appoint a substitute for the vacant office within 30 (thirty) days time. Such substitute shall complete the term together with the other Directors.

VII  - Audit Committee

Article 20 - The Company shall have a permanent Audit Committee formed by, at least, three members and, at most, by five members and equal number of substitutes with duties, competence and compensation provided by law.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

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1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
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18.01 - BY-LAWS

VIII - Fiscal Year and Results

Article 21 - The fiscal year shall correspond to the civil year and, by its final, the Company shall produce a balance sheet of its operations in the term to ascertain the result of the term , preparing the corresponding financial statements to publish them and put under appreciation of the General Assembly.

Article 22 - Incurred accrued losses and income tax provision shall be deduct from the result of any fiscal year before any interest.

Sole Paragraph - After the deductions referred to hereof, the General Meeting may attribute to the officers and employees a participation by 10% (ten per cent) upon the remaining profits, observing legal restrictions.

Article 23 - Net profit of the year shall consecutively have the following destinations:

1) 5% (five per cent) to the constitution of the Legal Reserve up to 20% (twenty per cent) of the Stock Capital.

2) 25% (twenty five per cent) as minimum mandatory dividend, restated according to the Article 202 of Law 6.404/76, to be designed for all shares of the Company, of any king or class.

3) 20% (twenty per cent) at least for constitution of reserves for the capital increase up to the limit of 20% (twenty per cent) of the Capital Stock;

4)  The remain balance will have the destination:

    a) To form the expansion reserve up to 80% (eighty per cent) of the capital stock, aiming at minimizing the risk of reducing working capital; or

    b) The General Meeting shall decide upon the destiny of the remainder of the fiscal year net profit that , upon legal proposal from management, may be totally or partially attributed as:

        b.1) complementary dividend to shareholders;

        b.2) balance to be transferred to the next fiscal year as accumulated profits, provided duly justified by the officers to finance the investment plan anticipated in the capital budget.

Article 24 - Unless otherwise stated by the General Meeting, the payment of dividends and/or capital interests and the distribution of shares resulting from the capital increase shall be effective within 60 (sixty) days as of the date of deliberation.

Sole Paragraph - Upon resolution of the Board of Directors, under the terms of
Article 12 above, the Company may survey interim and of semester balances, as well as state dividends to the account accumulated profit, in the manner provided by law, and/or interests of capital according to the Law 9.249/95.

IX - General Dispositions

Article 25 - In the event of discrepancy, legal rules shall be observed and in accordance with the Shareholder Agreement filed in the head offices of the Company, under the terms of the article 118 of the Law n(0) 6.404/76.

Article 26 - The Company shall observe the shareholder agreements filed at the head offices, being expressly forbidden to the participants of the board of the meetings to consider the vote statement of any shareholder, subscriber of shareholder agreement duly filed at the head offices hereof pronounced in discordance with the provisions of such agreement. In the same manner, the acceptance and transfer of shares and/or the encumbrance and/or the assignment of preemptive rights to the share substitution and/or other Securities in discordance with the provisions and rules of that agreement are also forbidden.

FEDERAL PUBLIC DEPARTMENT
BRAZILIAN SECURITIES COMMISSION - CVM                              CORPORATE LAW
ANNUAL INFORMATION - IAN - December 31, 2002

01.01 - IDENTIFICATION

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1- CVM Code                  2- Company Name     3- General Taxpayers' Register
01629-2                       PERDIGAO S.A.               01.838.723/0001-27
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18.01 - BY-LAWS

Article 27 - The reimbursement process shall involve the totality of shares of the dissenting shareholders.

Article 28 - The contingencies not covered by this By-Laws shall be governed under the terms of law.


Sao Paulo, December , 2002.